SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


           Date of Report (Date of earliest event reported) December 28, 1995

                   PaineWebber Equity Partners Two Limited Partnership
                 (Exact name of registrant as specified in its charter)

     Virginia                       0-15705                      04-2918819
(State or other jurisdiction)    (Commission                   (IRS Employer
        of incorporation          File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


            (Former name or address, if changed since last report)

                                        FORM 8-K
                                     CURRENT REPORT

                   PAINEWEBBER EQUITY PARTNERS TWO LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

   Treat Commons - Phase II, Walnut Creek, California

   Disposition Date - December 28, 1995

      On December 28, 1995, TCR Walnut Creek L.P., a joint venture (the "Venture") in which Paine Webber Equity Partners Two Limited Partnership ("the Partnership") has an interest, sold the property known as the Treat Commons Phase II Apartments located in Walnut Creek, California, to an independent third party, Security Capital Pacific Trust, a Maryland real estate investment trust, for approximately $12.1 million. The Partnership received net proceeds of approximately $4.1 million after deducting closing costs and the repayment of the existing mortgage note of approximately $7.3 million. Management of the Partnership is currently evaluating the Partnership's liquidity in light of the potential future capital needs of its commercial properties in order to determine whether a portion of the proceeds of this transaction should be retained by the Partnership. The amount of distributable proceeds from the sale of the Treat Commons property will be announced in the Partnership's quarterly report for the period ended December 31,1995, and the payment of such distribution will be made during the fourth quarter of fiscal 1996.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1)   Purchase and Sale Agreement

      (2)   Bilateral Settlement Agreement

      (3)   Non-Foreign Affidavit

      (4)   Assignment of Agreements and Service Contracts

      (5)   Assignment of Space Lease Deposits

      (6)   Assignment of Space Leases

      (7)   Bill of Sale and General Assignment

      (8)   Partnership Grant Deed and Statement of Documentary Transfer
                Tax Due

      (9)   Partnership Quitclaim Deed and Statement of Documentary Transfer
                Tax Due

                                    FORM 8-K

                                 CURRENT REPORT

                   PAINEWEBBER EQUITY PARTNERS TWO LIMITED PARTNERSHIP




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               PAINEWEBBER EQUITY PARTNERS
                                 TWO LIMITED PARTNERSHIP
                                      (Registrant)




                              By: /s/ Walter V. Arnold
                                 Walter V. Arnold
                                 Senior Vice President and
                                 Chief Financial Officer







Date:  January 11, 1996

                          PURCHASE AND SALE AGREEMENT



      AGREEMENT dated as of October 26, 1995 between TCR WALNUT CREEK LIMITED PARTNERSHIP ("Seller"), with an address of c/o PaineWebber Properties, Inc., 265 Franklin Street, Boston, Massachusetts 02110, Attention: Peter Sullivan, Telecopier No. 617/345-8725 and SECURITY CAPITAL PACIFIC TRUST, a Maryland real estate investment trust ("Buyer"), with an address of 125 Lincoln Avenue, Santa Fe, New Mexico 87501, Attention: Mark P. Peppercorn, Telecopier No. 505/982-7802, and Karen Scanland, Telecopier No. 505/820-0643.

      In  consideration   of  the  mutual   undertakings  and  covenants  herein
contained, Seller and Buyer hereby covenant and agree as follows:


                                   SECTION 1

                     SALE OF PROPERTY AND ACCEPTABLE TITLE

      1.1 Agreement to Buy and to Sell; Property. Seller shall sell to Buyer, and Buyer shall purchase from Seller, at the price and upon the terms and conditions set forth in this Agreement the following:

            (a) that certain tract or parcel of land located in the City of Walnut Creek, Contra Costa County, California, more particularly described in Schedule A attached hereto (the "Land");

            (b) all improvements, fixtures, facilities, amenities, structures, parking areas, driveways and walkways, all of which have been constructed on or affixed to the Land (collectively, the "Improvements");

            (c) all right, title and interest of Seller in and to any alleys, strips or gores adjoining the Land, and any easements, rights-of-way or other interests in, on, over, under, across or to, any land, highway, street, road, right-of-way or avenue, open or proposed, in front of, abutting or adjoining the Land, and all right, title and interest of Seller in and to any awards for damage thereto by reason of a change of grade thereof;

            (d) all accessions, appurtenant rights, privileges, benefits, easements, entitlements, tenements, hereditaments, appurtenances and all other estate and rights of Seller in and to or otherwise appertaining to any of the property described in the immediately preceding clauses (a), (b) and/or (c);

            (e) the personal property listed in Schedule B attached hereto (the "Joint Personal Property") and in Schedule B-1 attached hereto and any other personal property owned by Seller and located on or in or used in connection with the Land or Improvements as of the Closing, as hereinafter defined (collectively, the "Personal Property");

            (f) all of Seller's interest (in each case, to the extent assignable) in any trade style or name now used in connection with the Land, the Improvements or the Personal Property (excluding, however, the names "Crow," "Trammell Crow Residential," "TCR," "PaineWebber" and "PaineWebber Properties," and any variants thereof, and the respective Trammell Crow Residential and PaineWebber logos) and any contract rights, escrow or security deposits, warranties, governmental permits, approvals and licenses, telephone exchange numbers, operating records and utility agreements related to the ownership or use and operation of the Property, as hereinafter defined, excluding accounts receivable that accrue prior to the date of Closing (see Section 11.2 for application of rent payments as to certain receivables), cash on hand or in accounts and other similar accounts and receivables (collectively, the "Intangible Property"); and

            (g) the landlord's interest under all leases of the Improvements (the "Leases"), including leases that may be made by Seller after the date hereof and prior to Closing as permitted by this Agreement.

      All of the items described in clauses (a), (b), (c), (d), (e), (f) and (g) above are collectively the "Property".

      1.2 Title. Seller shall convey to Buyer by grant deed (the "Deed") Seller's title to the Property in accordance with the terms of this Agreement, and Buyer's obligation to accept said title shall be conditioned upon Buyer then being conveyed good and clear record and marketable fee simple title to the Property, subject only to the Permitted Exceptions (as hereinafter defined).

            (a) Within five days from the date of this Agreement, or as soon thereafter as Chicago Title Insurance Company (the "Title Insurer") may prepare same, Seller shall furnish Buyer with a title report contemplating issuance of a Commitment For Title Insurance for an ALTA Owner's Form B Title Insurance Policy (the "Title Policy") and legible copies of all instruments and plans mentioned therein as exceptions to title (all of such items are hereinafter collectively referred to as the "Commitment"). The Commitment shall be in the amount of the Purchase Price (as defined in Section hereof). Should such Commitment contain any title exceptions which are not acceptable to Buyer, in its sole discretion, Buyer shall, prior to the expiration of the Inspection Period (as defined in Section ), notify Seller if any such exceptions are unacceptable. If Buyer fails to so notify Seller of any unacceptable exceptions as described above, the exceptions set forth in Schedule B of the Commitment shall be deemed accepted by Buyer and included as the "Permitted Exceptions". If any exceptions are unacceptable to Buyer and Buyer timely notifies Seller in writing of such fact as above provided, Seller, in Seller's sole discretion, shall have 20 days from the date Seller receives notice of such unacceptable exceptions to remove or cure such exceptions and the date of Closing shall be extended, if necessary. Seller shall be deemed to have refused to remove or cure any unacceptable exceptions, which Seller may so do in its sole discretion, unless Seller, within five days after receipt of notice from Buyer, shall notify Buyer in writing that Seller will attempt to remove or cure such unacceptable exceptions. If Seller fails or refuses to remove or cure said unacceptable exceptions within the time period above provided, Buyer may (i) terminate this Agreement and the Deposit (as hereinafter defined) shall be returned to Buyer, or (ii) waive such exceptions and accept title subject thereto, in which event such exceptions shall be included as Permitted Exceptions and there shall be no reduction in the Purchase Price.

            (b) Notwithstanding anything to the contrary in clause (a) above, Seller shall remove or cure any exceptions or encumbrances to title that are created voluntarily by Seller after the date of this Agreement. If Seller fails or refuses to remove or cure any such exceptions or encumbrances as of the Closing, Buyer may (i) terminate this Agreement and the Deposit shall be returned to Buyer, or (ii) waive such exceptions or encumbrances and accept title subject thereto, in which event such exceptions or encumbrances shall be included as Permitted Exceptions and there shall be no reduction in the Purchase Price.

            (c) The Title Policy shall have ALTA General Exceptions 1 through 5 deleted, shall have any exclusion for creditors' rights deleted, and shall include the following endorsements: (i) owner's comprehensive; (ii) access;
(iii) location (survey legal matches title legal); (iv) legal lot; (v) contiguity (with the tract or parcel of land upon which Phase I of the apartment complex commonly known as Treat Commons Apartments ["Phase I"] is constructed); and (vi) such other endorsements as Buyer may reasonably require based on its review of the Commitment and the Survey (as hereinafter defined).

            (d) If due to a change in the title to the Property as a result of any matter arising by, through or under Seller, the Title Insurer revises the Commitment after the expiration of the Inspection Period to add or modify exceptions or to delete any endorsement or to modify the conditions to obtaining any endorsement requested by Buyer during the Inspection Period, and such additions, modifications or deletions are not acceptable to Buyer in its sole discretion and the same are not removed by the Closing, Buyer may (i) terminate this Agreement and the Deposit shall be returned to Buyer, or (ii) waive such additions, modifications or deletions and accept the Title Policy subject thereto, in which event there shall be no reduction in the Purchase Price.

      Simultaneously with the delivery of the Deed, Seller shall deliver to Buyer a special warranty bill of sale and instrument of transfer and assignment (the "General Instrument"), in form and substance reasonably satisfactory to Seller's and Buyer's counsel, assigning and transferring all of Seller's right, title and interest in and to all of the Personal Property and the Intangible Property.

      1.3 Survey. Within five days from the date of this Agreement, Seller will provide Buyer with the most recent as-built survey of the Property in Seller's possession. Buyer may obtain an as-built survey (the "Survey") of the Land and the Improvements by a registered land surveyor acceptable to Buyer. If Buyer does not obtain an ALTA survey, Buyer shall not have the right to terminate this Agreement based on the presence in the Title Policy of those title insurance exceptions to coverage that the Title Insurer will not remove because of the absence of a current or updated ALTA survey.

      Should such Survey contain any encumbrances, encroachments or other survey defects (collectively "survey matters") which are not acceptable to Buyer in its sole discretion, Buyer shall, prior to the expiration of the Inspection Period, notify Seller if any such survey matters are unacceptable. If Buyer fails to so notify Seller of the unacceptable survey matters as described above, the Survey shall be deemed accepted by Buyer. If any survey matters are unacceptable to Buyer and Buyer timely notifies Seller in writing of such fact as above provided, Seller, in Seller's sole discretion, shall have 20 days from the date Seller receives notice of such unacceptable survey matters to cure such survey matters and the date of Closing shall be extended, if necessary. Seller shall be deemed to have refused to cure any unacceptable survey matters, which Seller may so do in its sole discretion, unless Seller, within five days after receipt of notice from Buyer, shall notify Buyer in writing that Seller will attempt to cure such unacceptable survey matters. If Seller fails or refuses to cure said unacceptable survey matters within the time period provided, Buyer may (i) terminate this Agreement and the Deposit shall be returned to Buyer, or (ii) waive such survey matters and accept title subject thereto, in which event there shall be no reduction in the Purchase Price.

                                   SECTION 2

                       PURCHASE PRICE, ACCEPTABLE FUNDS,
                        DEPOSIT AND ESCROW OF DEPOSIT

      2.1 Purchase Price. The purchase price ("Purchase Price") to be paid by Buyer to Seller for the Property is $12,124,500.00.

      2.2 Payment of Purchase Price. The Purchase Price shall be paid as follows:

            (a) Upon delivery at Closing by the Escrow Agent (as defined below in Section ) of the $121,245.00 deposit (the "Deposit") being this day paid to the Escrow Agent, Buyer shall receive a credit against the Purchase Price in the amount of the Deposit;

            (b) Subject to the provisions of Section , an amount equal to the outstanding principal balance of the Existing Financing (as hereinafter defined) as of Closing (approximately $7,310,000.00) shall be paid through Buyer's assumption of the Existing Financing; and

            (c) The balance of the Purchase Price shall be paid at least one business day prior to the Closing by wire transfer to the Escrow Agent.

      2.3 Existing Financing. Seller has notified Buyer that the Property is currently subject to liens of various security instruments serving as security for an approximate $7,310,000.00 loan (the "Existing Financing") made by The Prudential Insurance Company of America (the "Existing Lender"). It shall be a condition to Buyer's obligation to purchase the Property that all of the following be satisfied or waived by Buyer at the Closing: (i) the Existing Lender shall have consented in writing to Buyer's assumption of the Existing Financing, pursuant to documents and instruments reasonably satisfactory to Buyer and Buyer's counsel; (ii) Seller shall have paid, and the Existing Lender shall have agreed to accept, up to $300,000.00 as an interest rate buy-down sufficient to cause the Existing Lender to modify the terms of the Existing Financing to provide for a fixed per annum interest rate of 7.5% over the remaining loan term (debt service is based on a 25-year amortization); (iii) if required by the Existing Lender, Seller shall have paid to the Existing Lender an assumption fee not to exceed 1% of the outstanding principal of the Existing Financing; (iv) Buyer shall be solely responsible to pay for the first $10,000.00 of the Existing Lender's expenses, including administrative and review fees, reasonable legal and other third party fees and associated costs of the Existing Lender (but expressly excluding any assumption fees) incurred in connection with Buyer's assumption of the Existing Loan and Seller shall be solely responsible to pay for all such expenses in excess of $10,000.00; it being understood and agreed that if, for any reason other than a default by
Buyer hereunder, the Closing does not occur and this Agreement is terminated, Seller shall be obligated to reimburse Buyer for all amounts paid by Buyer under this clause (iv); (v) Buyer and Buyer's counsel shall have reasonably approved all other terms of the Existing Loan in existence as of the date of this Agreement; (vi) Buyer and Buyer's counsel shall have reasonably approved any new or modified terms of the Existing Loan and any conditions being imposed by the Existing Lender as a condition to Buyer's assumption of the Existing Financing; and (vii) Buyer and Buyer's counsel shall have reasonably approved an indemnification agreement from PaineWebber Equity Partners Two Limited
Partnership ("PWEP2") pertaining to known or unknown liabilities that have accrued as a result of, or may result from, events that have occurred prior to the date of Closing that Buyer may be required by the Existing Lender to assume under the Hazardous Substances Remediation and Indemnification Agreement ("HSRIA"), one of the instruments documenting the Existing Financing (such instruments being collectively referred to as the "Existing Financing Documents"). If any of the foregoing, other than the condition specified in clause (v), has not been satisfied as of the scheduled Closing, the Closing shall be automatically extended for up to 15 days in order to permit Buyer to continue seeking satisfaction of the same. If, after such extension, any of the conditions specified in clauses (i), (ii), (iii), (iv), (vi) and (vii) still have not been satisfied, Buyer may terminate this Agreement by written notice to Seller given on or before the expiration of such 15-day period, and the Deposit shall be returned to Buyer. Further, it shall be a condition to Seller's performance under this Agreement that, as of Closing, the Existing Lender shall have delivered to Seller an instrument evidencing the Existing Lender's release of Seller from Seller's obligations under or relating to the Existing Financing Documents that pertain to claims, liabilities, costs, or expenses that may accrue under the Existing Financing Documents as a result of, or in connection with, events, acts or omissions that occur after the effective date of the assumption by Buyer and that is otherwise reasonably acceptable to Seller. If the foregoing release has not been obtained by the date scheduled for Closing in form reasonably acceptable to Seller, Seller may terminate this Agreement and the Deposit shall be returned to Buyer.

      2.4 Deposit; Escrow Agent. The Deposit shall be delivered by Buyer to Chicago Title Insurance Company (the "Escrow Agent") simultaneously with the complete execution of this Agreement. Upon receipt from Buyer of the Deposit, Escrow Agent shall invest the Deposit in an interest-bearing account or money market fund agreeable to Buyer. Buyer's federal taxpayer identification number is 74-6056896. All interest on the Deposit shall accrue to the Buyer, except as otherwise provided in Section hereof (all references in this Agreement to the "Deposit" shall include all interest that may accrue thereon). At the Closing, Escrow Agent shall release the Deposit to Seller, which Deposit shall be credited against the Purchase Price. Escrow Agent shall agree to hold and dispose of the Deposit in accordance with the terms and provisions of this Agreement.

      2.5 Escrow Provisions. The Closing shall be accomplished through an escrow established with the Escrow Agent. All deliveries of sums and closing documents provided for in this Agreement shall be made to the Escrow Agent. By execution of the attached Receipt, Escrow Agent acknowledges receipt of the Deposit paid by Buyer to be applied on the Purchase Price of the Property under the terms hereof. Escrow Agent agrees to hold, keep and deliver said Deposit and all other sums or documents delivered to it pursuant hereto in accordance with the terms and provisions of this Agreement. Escrow Agent shall be liable only to hold said sums or documents and deliver the same to the parties named herein in accordance with the provisions of this Agreement, it being expressly understood that by acceptance of this Agreement Escrow Agent is acting in the capacity of a depository only and shall not be liable or responsible to anyone for any damages, losses or expenses unless same shall have been caused by the gross negligence or willful malfeasance of Escrow Agent. In the event of any disagreement between Buyer and Seller resulting in any contrary claims and demands being made in connection with or for the sums or documents involved herein or affected hereby, Escrow Agent shall be entitled to refuse to comply with any such claims or demands so long as such disagreement may continue; and in so refusing Escrow Agent shall make no delivery or other disposition of any of the sums or documents then held by it under the terms of this Agreement, and in so doing Escrow Agent shall not become liable to anyone for such refusal; and Escrow Agent shall be entitled to continue to refrain from acting until (a) the rights of the adverse claimants shall have been finally adjudicated in a court of competent jurisdiction of the monies and documents involved herein or affected hereby, or (b) all differences shall have been adjusted by agreement between Seller and Buyer, and Escrow Agent shall have been notified in writing of such agreement signed by the parties hereto. Escrow Agent shall not be required to distribute any of the sums or documents held by it under this Agreement unless in accordance with either a joint written instruction of Buyer and Seller or an Escrow Demand from either Buyer or Seller in accordance with the provisions hereinafter. Upon receipt by Escrow Agent from either Buyer or Seller (the "Notifying Party") of any notice or request (the "Escrow Demand") to perform any act or disburse any portion of the monies and documents held by Escrow Agent under the terms of this Agreement, Escrow Agent shall give written notice to the other party (the "Notified Party"). If within five days after the giving of such notice, Escrow Agent does not receive any written objection to the Escrow Demand from the Notified Party, Escrow Agent shall comply with the Escrow Demand. If Escrow Agent does receive written objection from the Notified Party in a timely manner, Escrow Agent shall take no further action until the dispute between the parties has been resolved pursuant to either clause (a) or
(b) above. Further Escrow Agent shall have the right at all times to deposit all sums or documents held by it into any court of competent jurisdiction after a dispute between or among the parties hereto has arisen, whereupon Escrow Agent's obligations hereunder shall terminate.


                                   SECTION 3

                                  THE CLOSING

      3.1 Closing. Except as otherwise provided in this Agreement, the delivery of all documents necessary for the closing of this transaction pursuant to this Agreement (the "Closing") shall take place in the offices of Escrow Agent, 700 South Flower Street, Suite 900, Los Angeles, California 90017, Attention: Rose Martinez, Telephone No. 213/488-4353, Telecopier No. 213/488-4384, or such other place as Seller and Buyer shall mutually agree, at 10:00 A.M. local time on December 11, 1995, unless the date of Closing is extended pursuant to the terms of this Agreement. It is agreed that time is of the essence of this Agreement.


                                   SECTION 4

                        SELLER'S PRE-CLOSING DELIVERIES

      Seller shall furnish to Buyer for inspection and approval by Buyer the following (collectively, the "Property Information"):

      4.1 Leases. Seller shall provide Buyer with access on-site to the originals of all Leases and related Lease files.

      4.2 Permits. Copies of all certificates of occupancy (if any), and other permits and licenses (if any) required for the occupancy and operation of the Property.

      4.3 Taxes. A copy of 1994 and 1995 (if available) real estate and personal property tax statements for the Property, together with evidence of payment of any taxes reflected in such statements that became due before the date of this Agreement.

      4.4 Current Rent Roll. A list of the current rents now being collected on each of the apartment units in the Improvements which includes: apartment number, unit type, unit status, tenant name, commencement and termination dates, market rent, lease rent, deposits and details of any concessions.

      4.5 Service Contracts. Copies of all service, maintenance, supply and management contracts that, to Seller's knowledge, affect in any material respect the use, ownership, maintenance and/or operation of the Property.

      4.6 Utility Bills. Copies of all utility bills (gas, electric, water and sewer) relating to the Property received by Seller or its property manager for the Property (the "Manager") for the immediately prior 12 month period.

      4.7 Financial Information. Operating statements of the Property for the 36 months preceding this Agreement ("Operating Statements") and financial statements (balance sheet, income, expenses and capital improvements) for the Property for the two years preceding this Agreement and year-to-date for the current year.

      4.8  Lease Form.  Seller's standard lease form.

      4.9 Maintenance Records. All available maintenance work orders for the 12 months preceding this Agreement.

      4.10 Environmental Reports. Any environmental reports, if any, in Seller's possession related to the Property.

      4.11 Plans and Specifications. All construction plans and specifications, if any, in Seller's possession relating to the original development of the Property and any major capital repairs or tenant improvements.

      4.12 Existing Title Policy. Copy of Seller's existing title insurance policy.

      4.13 Pre-Closing Leasing Audit. Before the expiration of the Inspection Period, Buyer may conduct an audit or review of the books and records of Seller related to the current operation of the Property. Buyer may terminate this Agreement and receive a refund of the Deposit by giving notice to Seller on or before the expiration of the Inspection Period if the audit or review indicates that: (i) the physical occupancy rate (the percentage of apartment space actually occupied by tenants under Leases) is less than 90%; (ii) the rent collected for the current month (or preceding month if the audit or review was conducted between the first and tenth of the month) is less than $125,400.00; or
(iii) the number of apartment units leased on a month-to-month basis exceeds 21% of the total number of apartment units within the Improvements.

      4.14 Existing Financing. Copies of all documents or instruments evidencing, securing or pertaining to the Existing Financing (including any insurance certificates provided to the Existing Lender), together with a list of appropriate persons to contact at the Existing Lender and/or its loan servicer.

      Seller shall promptly provide to Buyer any Property Information coming into Seller's possession or produced by Seller after the initial delivery to Buyer of the Property Information and shall continue to provide same during the pendency of this Agreement (including an updated rent roll each month during the pendency of this Agreement).

                                   SECTION 5

                   REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller represents and warrants to Buyer as of the date hereof as follows:

      5.1 Ownership. Seller is the sole owner of the Property. Seller and Liberty Walnut Creek Limited Partnership, the owner of Phase II, are joint owners of the personal property listed in Schedule B (the "Joint Personal Property").

      5.2 Leases. As of the date of the Agreement there are no leases, subleases, licenses or other rental agreements or occupancy agreements (written or verbal) which grant any possessory interest in and to any space situated on or in the Improvements or that otherwise give rights with regard to use of the Improvements other than the Leases described in Schedule C attached hereto (the "Rent Roll") and the laundry lease with Reliable Laundry. The Rent Roll is true, accurate and complete as of the date hereof. Except as otherwise specifically set forth in the Rent Roll or elsewhere in this Agreement:

            (a) the Leases are in full force and effect and none of them has been modified, amended or extended;

            (b) Seller has neither sent written notice to any tenant of the Property, nor received any notice from any such tenant, claiming that such tenant, or Seller, as the case may be, is in default, which default remains uncured other than as shown on Schedule C attached hereto;

            (c) to the best knowledge of Seller, no action or proceeding instituted against Seller by any tenant of any unit in the Property is presently pending;

            (d) there are no security deposits or other deposits other than those set forth in the Rent Roll;

            (e) no rent has been paid more than 30 days in advance under any Lease other than as shown on the Rent Roll; and

            (f) no leasing commission shall be due for any period subsequent to the Closing other than for tenants who have executed a Lease prior to Closing but do not move in until after the Closing, which commissions shall be paid by Buyer.

      5.3 Service and Management Contracts. Schedule D attached hereto lists all service, maintenance, supply and management contracts (collectively, "Service Contracts") that, to Seller's knowledge, affect in any material respect the operation of the Property. To the knowledge of Seller, neither Seller nor any other party is in default under any Service Contract.

      5.4 Ability to Perform. Seller has full partnership power to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary partnership and corporate action, as applicable, to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms. Except as set forth in this Agreement, no order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement by Seller or the taking by Seller of any action contemplated by this Agreement.

      5.5 No Actions. There are no pending, or to Seller's knowledge, threatened legal actions or proceedings against or relating to Seller or the ownership of the Property.

      5.6  No Violation Notice.  Seller has not received written notice:

            (a) from any federal, state, county or municipal authority alleging any fire, health, safety, building, pollution, environmental, zoning or other violation of law in respect of the Property or any part thereof, which has not been entirely corrected;

            (b) concerning the possible or anticipated condemnation of any part of the Property, or the widening, change of grade or limitation on use of streets abutting the same or concerning any special taxes or assessments levied or to be levied against the Property or any part thereof;

            (c) from any insurance company or bonding company of any defects or inadequacies in the Property or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges therefor or of any termination or threatened termination of any policy of insurance or bond; or

            (d) concerning any change in the zoning classification of the Property or any part thereof.

      5.7 No Management Contracts, Employment Contracts, Unions, Pension Plans. Seller has not entered into any management contracts, employment contracts or labor union contracts and has not established any retirement, pension or profit sharing plans relating to the operation or maintenance of the Property which shall survive the Closing or for which Buyer shall have any liability or obligation.

      5.8 Liens. Seller agrees to keep the Property free from mechanics' and materialmen's liens as of the Closing.

      5.9 Operating Statements. The Operating Statements were prepared in the ordinary course of Seller's business in accordance with the standards customarily applied by Seller in preparing same for the Property. At Buyer's request, at any time before or after the Closing, Seller agrees to provide to Buyer's designated independent auditor access to the books and records of the Property and all related information regarding the period for which Buyer is required to have the Property audited under the regulations of the Securities and Exchange Commission. The provisions of the foregoing sentence shall survive the Closing for a period of 180 days.

      Any reference in this Section to Seller's knowledge, or notice of any matter, shall only mean such knowledge or notice that is actually known by or has actually been received by William W. Thompson, the authorized agent of Seller, after reasonable inquiry of the Manager. Any knowledge or notice given, had or received by any of Seller's agents, servants or employees (including those questioned), other than William W. Thompson, shall not be imputed to Seller.


                                   SECTION 6

                                AS-IS CONDITION

      6.1 As-Is. Buyer acknowledges and agrees that, except as may otherwise be specifically set forth elsewhere in this Agreement, Buyer will be purchasing the Property based solely upon its inspection and investigations of the Property and that Buyer will be purchasing the Property "AS IS" and "WITH ALL FAULTS" based upon the condition of the Property as of the date of Closing. Without limiting the foregoing, Buyer acknowledges that, except as may otherwise be specifically set forth elsewhere in this Agreement, neither Seller nor its consultants or agents have made any other representations or warranties of any kind upon which Buyer is relying as to any matters concerning the Property, including, but not limited to, the condition of the Land or any of the Improvements, the Personal Property, or the Intangible Property, the existence or nonexistence of asbestos, toxic water or any hazardous material, the tenants of the Property or the Leases, economic projections or market studies concerning the Property, any development rights, taxes, bonds, covenants, conditions and restrictions affecting the Property, water or water rights, topography, drainage, soil or subsoil of the Property, the utilities serving the Property or any zoning, environmental or building laws, rules or regulations affecting the Property. Seller makes no representation that the Property complies with Title III of the Americans with Disabilities Act, or the Fair Housing Amendments Act of 1989, or any fire codes or building codes. Buyer hereby releases Seller and the other Released Parties from any and all liability in connection with any claims Buyer may have (or may acquire as a result of Buyer's purchase of the Property) relating directly or indirectly to the condition of any of the Property, except liability for claims regarding environmental matters, which are addressed in the next two sentences. Buyer hereby releases Seller in its capacity as "Owner of the Property" (as used herein, such term shall have the meaning, and be used, as defined under CERCLA) and its partners and their affiliates and the respective shareholders, partners, officers, directors, agents (other than contractors of Seller) and employees of each of them (collectively, together with Seller, the "Released Parties") when Seller or any of the other Released Parties is acting or is deemed to be acting in the capacity as "Owner of the Property" from any and all liability in connection with any claims which Buyer may have or may acquire as a result of Buyer's purchase of the Property, including without limitation, any claims against Seller, and the other Released Parties (or any of them), in each case, when Seller or any of the other Released Parties is acting or is deemed to be acting in the capacity as "Owner of the Property", and Buyer hereby agrees not to assert any claims, for contribution, cost recovery or otherwise, against Seller, and the other Released Parties (or any of them), in each case, when Seller or any of the other Releassed Parties is acting or is deemed to be acting in the capacity as "Owner of the Property", relating directly or indirectly to (i) the existence of asbestos or hazardous materials or hazardous substances on, or environmental conditions of, the Property, (ii) compliance with laws relating to environmental matters (except if the claim is based on a penalty or sanction arising under environmental law) or (iii) the condition of any of the Property. Except as set forth in the immediately preceding sentence, nothing in this Section is intended to alter, modify, adjust or otherwise affect the respective obligations and/or liability of Buyer and Seller under any Environmental Laws (including without limitation any claim against Seller or any of the other Released Parties in the capacity, if ever applicable, as an Operator of a Facility, as such terms are defined under
CERCLA). As used herein, the term "hazardous materials" or "hazardous substances" means (iv) hazardous wastes, hazardous substances, hazardous constituents, toxic substances or related materials, whether solids, liquids or gases, including but not limited to substances defined as "hazardous wastes," "hazardous substances," "toxic substances," "pollutants," "contaminants," "radioactive materials," or other similar designations in, or otherwise subject to regulation under, any of the following (the "Environmental Laws") the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), 42 U.S.C. ss.9601 et seq.; the Toxic Substance Control Act ("TSCAS"), 15 U.S.C. ss.2601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. ss.1802; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss.9601, et seq.; the Clean Water Act ("CWA"), 33 U.S.C. ss.1251 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss.300f et seq.; the Clean Air Act ("CAA"), 42 U.S.C. ss.7401 et seq.; or any rules, regulations or ordinances adopted, or other criteria and guidelines promulgated pursuant to the preceding laws or other similar federal, state or local laws, regulations, rules or ordinance now or hereafter in effect relating to environmental matters.

      P.S.                                      A.R.A
      Seller's Initials                         Buyer's Initials

      6.2 No Financial  Representation.  Seller is  providing  to Buyer  certain
[un]audited Operating Statements and other unaudited financial statements regarding the Property and/or Seller relating to certain periods of time in which Seller owned the Property. Seller and Buyer hereby acknowledge that such Operating Statements and other financial statements have been provided to Buyer at Buyer's request solely as illustrative material. Seller makes no representation or warranty that such Operating Statements and other financial statements are complete or accurate or that Buyer will achieve similar financial or other results with respect to the operations of the Property, it being acknowledged by Buyer that Seller's operation of the Property and allocations of revenues or expenses may be vastly different than Buyer may be able to attain. Buyer acknowledges that it is a sophisticated and experienced purchaser of real estate and further that Buyer has relied upon its own investigation and inquiry with respect to the operation of the Property and releases Seller from any liability with respect to such Operating Statements and other financial statements, except for intentional misstatements by Seller.


                                   SECTION 7

                                   INSURANCE

      7.1 Maintenance of Insurance. Until the Closing, Seller shall maintain its present insurance on the Property in the amounts as currently insured. Subject to the provisions of Section , the risk of loss in and to the Property shall remain vested in Seller until the Closing. Buyer will obtain its own insurance on the Property at Closing.

      7.2 Casualty or Condemnation. If prior to the Closing, the Improvements or any material portion thereof (having a replacement cost equal to or in excess of $200,000.00 in the case of an insured casualty or having a replacement cost equal to or in excess of $10,000.00 in the case of an uninsured casualty or a co-insured casualty) are damaged or destroyed by fire or casualty, or any material part of the Property is taken by eminent domain by any governmental entity, then Buyer shall have the option, exercisable by written notice given to Seller at or prior to the Closing, to terminate this Agreement, whereupon all obligations of all parties hereto shall cease, the Deposit shall be returned to Buyer and this Agreement shall be void and without recourse to the parties hereto except for provisions which are expressly stated to survive such termination. If Buyer does not elect to terminate this Agreement or if such damage or destruction or taking has a replacement cost or is in an amount of less than $200,000.00, Buyer shall proceed with the purchase of the Property without reduction or offset of the Purchase Price, and in such case, unless Seller shall have previously restored the Property to its condition prior to the occurrence of any such damage or destruction, Seller shall pay over to Buyer or assign to Buyer, with the affected insurance company's acknowledgment of such assignment, all amounts received or due from, and all claims against, any insurance company or governmental entity as a result of such destruction or taking, and Buyer shall receive a credit at Closing for any deductible (but not for any uninsured or co-insured) amount under Seller's insurance. As used in this Section, "material part of the Property" includes, without limitation, a taking that (i) impairs on a permanent basis access to the Property, (ii) reduces the currently existing number of parking spaces for the Property to below legal limits, (iii) reduces the currently existing number of residential units for the Property and (iv) results in the portion of the Property remaining after the taking being in violation of legal requirements.


                                   SECTION 8

                     SELLER'S OBLIGATIONS PRIOR TO CLOSING

      Seller covenants that between the date of this Agreement and the Closing:

      8.1 No Lease Amendments. Seller shall not, without Buyer's prior written consent (a) enter into any new lease for an apartment unit with a first-time tenant unless the Lease is for a period of not less than six months and no more than one year and the rent shall be not less than 97% of the amount of the market rent noted on the Rent Roll for the respective apartment; or (b) enter into, amend, renew or extend any Lease for an apartment unit with an existing tenant unless the Lease is for a period of not more than one year and that the rent for the amended, renewal or extension term shall not be less than the amount of rent noted on the Rent Roll, for the respective apartment; or (c) terminate any Lease except by reason of a default by the tenant thereunder or by reason of the provisions contained in the Lease. Additionally, Seller agrees to use commercially reasonable efforts to convert any currently existing month-to-month tenancies to tenancies of at least six months.

      8.2 Continuation of Service Contracts. Seller shall not modify or amend any Service Contract or enter into any new Service Contract for the Property, without the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed, provided the same is terminable without penalty by the then owner of the Property upon not more than 30 days' notice.

      8.3 Replacement of Personal Property. No personal property included as part of the Property shall be removed from the Property unless the same is replaced with similar items of at least equal quality prior to the Closing.

      8.4 Tax Procedure. Seller shall not withdraw, settle or otherwise compromise any protest or reduction proceeding affecting real estate taxes assessed against the Property for any fiscal period in which the Closing is to occur or any subsequent fiscal period without the prior written consent of Buyer. Real estate tax refunds and credits received after the Closing which are attributable to the fiscal tax year during which the Closing occurs shall be apportioned between Seller and Buyer, after deducting the expenses of collection thereof, based upon the relative time periods each owns the Property, which obligation shall survive the Closing.

      8.5 Access. Seller shall allow Buyer or Buyer's representatives access to the Property, the Leases and other documents required to be delivered under this Agreement upon reasonable prior notice at reasonable times.

      8.6 Listings and Other Offers. During the pendency of this Agreement, Seller will not list the Property with any broker or otherwise accept or solicit any offers to sell the Property, or enter into any contracts or agreements (whether binding or not) regarding any disposition of the Property.

      8.7 Maintenance of Improvements. From and after the date of this Agreement, Seller shall continue to maintain all Improvements in accordance with Seller's customary prior practice. As of Closing, Seller shall place any apartment which has been vacant for four days or more in condition reasonably required to making each apartment ready for re-lease in accordance with Seller's customary prior practice, which shall include painting, shampooing of carpeting and general cleaning of each such apartment unit.


                                   SECTION 9

                         SELLER'S CLOSING OBLIGATIONS

      9.1 Closing, Deliveries and Obligations. At the Closing, Seller shall deliver to Buyer or cause to be delivered to Buyer the following:

            (a) Deed. The Deed and the General Instrument, in form reasonably satisfactory to Buyer's and Seller's counsel, duly executed and acknowledged, which together convey the Property to Buyer. It is a condition to Buyer's performance of its obligations under this Agreement that the Property be conveyed subject only to Permitted Exceptions; provided, however, as to the Joint Personal Property, Seller shall only be required to convey to Buyer Seller's right, title and interest in such property.

            (b) Assignment of Leases and Security Deposits. An assignment and assumption of the Leases and Security Deposits in form reasonably satisfactory to Buyer's and Seller's counsel.

            (c) Lease Records. Original copies of all Leases, and related documents in the possession or under the control of Seller. Such records shall include a schedule of all cash security deposits and a check or credit to Buyer in the amount of such security deposits held by Seller at the Closing under the Leases together with appropriate instruments of transfer or assignment with respect to any lease securities which are other than cash and a schedule updating the Rent Roll and setting forth all arrears in rents and all prepayments of rents.

            (d) Permits. Seller shall deliver, to the extent in the possession of Seller: original copies of all certificates, licenses, permits, authorizations and approvals issued for or with respect to the Property by governmental authorities having jurisdiction, except that photocopies may be substituted if the originals are posted at the Property.

            (e) Service Contracts. Except for the laundry lease, Seller shall terminate all Service Contracts to which Seller or the Manager is a party on or prior to Closing and pay all amounts due thereon through the Closing. Buyer may, at its option, reinstate all or any of said Service Contracts in Buyer's name from and after Closing.

            (f) Title Affidavits. Such affidavits (without indemnity) as the Title Insurer may reasonably require in order to omit from the Title Policy all exceptions for (i) parties in possession other than under the rights to possession granted under the Leases; and (ii) mechanics' liens.

            (g) Files. Seller shall make all of its files and records relating to the Property available to Buyer at the Property upon reasonable prior notice for copying, which obligation shall survive the Closing.

            (h) Notices of Sales. Sufficient letters, executed by Seller, advising the tenants under the Leases of the sale of the Property to Buyer and directing that all rents and other payments thereafter becoming due under the Leases be sent to Buyer or as Buyer may direct.

            (i) Non-Foreign Affidavit. Seller shall execute and deliver to Buyer and Buyer's counsel, at Closing, such evidence as may be reasonably required by Buyer to show compliance by Seller with the Foreign Investment and Real Property Tax Act, IRC Section 1445(b)(2), as amended, and California Revenue and Taxation Code Section 18662, as amended.

      9.2 Seller's Expenses. Seller shall pay its own counsel fees, Survey costs (up to a maximum of $7,500.00) and one-half of: (i) transfer taxes and documentary stamps, (ii) Title Insurance costs, (iii) escrow and recording fees, and (iv) all other customary closing costs in transactions of this nature in Contra Costa County, California.


                                  SECTION 10

                          BUYER'S CLOSING OBLIGATIONS

      At the Closing, Buyer shall:

      10.1 Payment of Purchase Price. Deliver to Seller the Purchase Price, as adjusted for (i) apportionments under Section , and (ii) any adjustments thereto required pursuant to the express provisions this Agreement.

      10.2 Indemnity. Deliver to Seller assumption agreements signed by Buyer with respect to the performance by Buyer of the landlord's obligations under the Leases, Security Deposits and the Service Contracts assumed by Buyer, in each case in respect of the period from and after the Closing.

      10.3  Recording Deed.  Cause the Deed to be recorded.

      10.4 Other Documents. Deliver any other documents required by this Agreement to be delivered by Buyer.

      10.5 Buyer's Expenses. Pay all of its own counsel fees, Survey costs in excess of $7,500.00 and one-half of: (i) transfer taxes and documentary stamps,
(ii) Title Insurance costs, (iii) escrow and recording fees, and (iv) all other customary closing costs in transactions of this nature in Contra Costa, California.


                                  SECTION 11

               APPORTIONMENTS AND ADJUSTMENTS TO PURCHASE PRICE

      11.1 Apportionments. The following apportionments shall be made between the parties at the Closing as of the close of the business day prior to the
Closing:

            (a)   prepaid and collected rent;

            (b)   security deposits;

            (c) real estate and personal property taxes, water charges, sewer rents and vault charges, if any, on the basis of the fiscal period for which assessed, except that if there is a water meter on the Property, apportionment at the Closing shall be based on the last available reading, subject to adjustment after the Closing on a per diem basis, when the next reading is available;

            (d)   prepayments under the Service Contracts;

            (e) all other income and expenses relating to the Property (including, without limitation, appropriate allocation in respect of debt service payments for the month of Closing and any escrow items pertaining to the Existing Financing).

      If the Closing shall occur before a new tax rate is fixed, the apportionment of taxes at the Closing shall be upon the basis of the old tax rate for the preceding period applied to the latest assessed valuation. Promptly after the new tax rate is fixed, the apportionment of taxes shall be recomputed. Any discrepancy resulting from such recomputation and any errors or omissions in computing apportionments at the Closing shall be promptly corrected, which obligation shall survive the Closing for a period of one year after Closing.

      11.2 Application of Rent Payments. If any tenant is in arrears in the payment of rent at the Closing, rents received from such tenant after the Closing shall be applied in the following order of priority: (a) first to the month in which the Closing occurred, (b) then to the period prior to the month in which the Closing occurred, and (c) then to any month or months following the month in which the Closing occurred. If rents or any portion thereof received by Seller or Buyer after the Closing are payable to the other party by reason of this allocation, the appropriate sum shall be paid to the other party within 30 days from the receipt thereof, which obligation shall survive the Closing.


                                  SECTION 12

                              FAILURE TO PERFORM

      12.1 Elections. If Seller is unable to give title or to make conveyance, or to satisfy all of Seller's obligations as set forth in this Agreement, Buyer shall have the right to elect, in its sole discretion, at the Closing, to accept such title as Seller can deliver to the Property in its then condition and to pay therefor the Purchase Price without reduction or offset, in which case Seller shall convey such title for such price. If Buyer fails to perform timely its obligations to close under this Agreement, Buyer shall be in default hereunder and Seller as its sole remedies shall have the right to terminate this Agreement and receive the Deposit in accordance with Section .

      12.2 Seller's Default. If at the Closing, Seller is unable to give title or to make conveyance, or to satisfy all of Seller's obligations as set forth in this Agreement, and Buyer does not elect to take title as provided in Section , Seller shall be in default under this Agreement and, subject to the next sentence, the Deposit shall be forthwith returned to Buyer. In addition to the foregoing, if Buyer desires to purchase the Property in accordance with the terms of this Agreement and Seller refuses to perform Seller's obligations hereunder, Buyer, at its option, and as Buyer's sole and exclusive remedy, shall have the right to compel specific performance by Seller hereunder in which event any Deposit made hereunder shall be credited against the Purchase Price.

      12.3 BUYER'S DEFAULT. IF THE BUYER DEFAULTS IN ITS OBLIGATION TO CLOSE, SELLER MAY TERMINATE THIS AGREEMENT, AND AS SELLER'S SOLE REMEDY RECEIVE THE DEPOSIT (WITH INTEREST THEREON). ACCORDINGLY, THE PARTIES ACKNOWLEDGE THAT IN THE EVENT OF BUYER'S FAILURE TO FULFILL ITS OBLIGATIONS HEREUNDER IT IS IMPOSSIBLE TO COMPUTE EXACTLY THE DAMAGES WHICH WOULD ACCRUE TO THE SELLER IN SUCH EVENT. THE PARTIES HAVE TAKEN THESE FACTS INTO ACCOUNT IN SETTING THE AMOUNT OF THE DEPOSIT, REQUIRED PURSUANT TO SECTION , AND HEREBY AGREE THAT: (i) SUCH AMOUNT IS THE PRE-ESTIMATE OF SUCH DAMAGES WHICH WOULD ACCRUE TO SELLER;
(ii) SUCH AMOUNT REPRESENTS DAMAGES AND NOT ANY PENALTY AGAINST BUYER; AND (iii) PAYMENT TO SELLER OF THE DEPOSIT TOGETHER WITH THE INTEREST THEREON SHALL BE SELLER'S FULL AND LIQUIDATED DAMAGES IN LIEU OF ALL OTHER RIGHTS AND REMEDIES WHICH SELLER MAY HAVE AGAINST BUYER AT LAW OR IN EQUITY AS A CONSEQUENCE OF BUYER'S DEFAULT IN ITS OBLIGATION TO CLOSE.


      P.S.                                A.R.A.
      Seller's Initials                   Buyer's Initials


                                  SECTION 13

                         BROKERAGE AND FINANCING FEES

      13.1 Brokerage Fees. Seller and Buyer mutually represent and warrant that Marcus and Millichap ("Broker") is the only broker with whom they have dealt in connection with this purchase and sale and that neither Seller nor Buyer knows of any other broker who has claimed or may have the right to claim a commission in connection with this purchase and sale. The commission of the Broker in the sum of $151,550.00 shall be paid by the Seller, but Seller shall be obligated to pay such commission only if, as and when the Deed is recorded and the full Purchase Price paid to Seller. In any event, Buyer shall have no obligation to pay a brokerage commission to Broker or any other broker. Seller and Buyer shall indemnify and defend each other against any costs, claims or expenses, including attorneys' fees, arising out of the breach on their respective parts of any representations, warranties or agreements contained in this Section. The representations and obligations under this Section shall survive the Closing or, if the Closing does not occur, the termination of this Agreement.


                                  SECTION 14

                                    NOTICES

      14.1 Effective Notices. All notices under this Agreement shall be in writing and shall be delivered personally or shall be sent by Federal Express or other comparable overnight delivery courier, addressed as set forth at the beginning of this Agreement or by telecopier to the telecopier number as set forth at the beginning of this Agreement. Notices shall be deemed effective, when so delivered. Copies of all such notices to Buyer shall be sent to David S. Meyer, Esq., Mayer, Brown & Platt, 350 South Grand Avenue, 25th Floor, Los Angeles, California 90071, Telecopier No. 213/625-0248 and copies of all such notices to Seller shall be sent to William W. Thompson, Trammell Crow Residential, 591 Redwood Hwy., Suite 5275, Mill Valley, California 94941, Telecopier No. 415/381-3046 and E. Peter Kane, Esquire, Hunton & Williams, 1751 Pinnacle Drive, Suite 1700, McLean, Virginia 22102, Telecopier No. 703/714-7410.


                                  SECTION 15

                            LIMITATIONS ON SURVIVAL

      15.1 Representations and Warranties. Except as otherwise expressly provided in this Agreement, no representations, warranties, covenants or other obligations of Seller set forth in this Agreement shall survive the Closing, and no action based thereon shall be commenced after Closing. The representations, warranties, covenants and other obligations of Seller set forth in Section shall survive until 180 days after the Closing, and no action based thereon shall be commenced more than 180 days after the Closing.

      15.2 Merger. The delivery of the Deed by Seller, and the acceptance and recording thereof by Buyer, shall be deemed the full performance and discharge of each and every obligation on the part of Seller to be performed hereunder and shall be merged in the delivery and acceptance of the Deed, except as provided in Section and except for such other obligations of Seller which are expressly provided herein to survive the Closing.


                                  SECTION 16

                                  CONDITIONS

      16.1 Inspection Condition. It shall be a condition of this Agreement that on or before November 27, 1995 (the "Inspection Period"), Buyer shall have obtained all necessary internal approvals and approved in its sole discretion,
(i) the matters set forth in Section ; (ii) all zoning, building code and other governmental laws, ordinances, rules, regulations, rulings and decision applicable to the Property; (iii) an appraisal of the Property; (iv) an engineering and physical inspection of the Property; and (v) an inspection of the financial books and records relating to all income and expenses of the Property. In the conduct of its inspection of the Property, Buyer shall not unreasonably interfere with the operation of the Property or the occupancy of the tenants. To the extent any of the inspections disrupt the condition of the Property, Buyer shall restore the Property to its prior condition thereafter. Buyer shall indemnify Seller and the other Released Parties against any loss or damage to person or property arising from the conduct of Buyer's inspection of the Property. The foregoing provisions of this Agreement shall survive the Closing or any termination of this Agreement.

      16.2 Consequences of Failure of Inspection Condition. In the event that Buyer fails to obtain any necessary internal approvals or deems any inspection matter unacceptable to Buyer, in Buyer's sole discretion, Buyer shall be entitled to terminate this Agreement by written notice given to Seller on or before the expiration of the Inspection Period, at which time the Deposit shall be promptly returned to Buyer, and, thereafter this Agreement shall be void and without recourse to either party except for provisions which are expressly stated to survive termination of this Agreement. In the event Buyer does not so timely deliver written notice of termination prior to the expiration of the Inspection Period, then the foregoing Inspection Condition set forth in Section shall automatically be deemed waived by Buyer and satisfied in full. In the event Buyer timely elects to terminate this Agreement during the Inspection Period as permitted above, and as additional consideration for Seller granting Buyer the foregoing condition precedent, Buyer shall deliver to Seller with Buyer's notice of termination copies of all studies, surveys, plans, investigations and reports obtained by or prepared by Buyer in connection with Buyer's inspection of the Property. Buyer makes no warranty or representation as to the accuracy of any information contained in such documents.

      16.3 Accuracy of Representations and Warranties. It shall be a condition to Buyer's obligation to purchase the Property that the representations and warranties of Seller set forth in this Agreement be true and correct as of the Closing. For purposes of this Section , a representation or warranty shall be false if the factual matter that is the subject to the representation or warranty is inaccurate in any material respect, notwithstanding Seller's lack of knowledge or notice of such inaccuracy. If Buyer learns on or before the date the Closing is scheduled to occur that any representation or warranty of Seller set forth in this Agreement is not true and correct (a "warranty breach"), as Buyer's sole and exclusive remedy, Buyer may elect either (a) to terminate this Agreement and the Deposit shall be promptly returned to Buyer whereupon neither party shall have any further rights or obligations hereunder except for provisions which are expressly stated to survive termination of this Agreement or (b) to accept title to the Property and to pay therefor the Purchase Price without reduction or offset, in which case Seller shall convey the Property for such price to Buyer and Buyer shall be deemed to have waived any claim against Seller and to have released Seller from any liability arising from said warranty breach.

      16.4 Phase I Closing. It also shall be a condition to Buyer's obligation to purchase the Property under this Agreement that either (i) Buyer or an affiliate of Buyer shall have closed the acquisition of Phase I or (ii) such closing as to Phase I shall occur simultaneously with Closing hereunder.


                                  SECTION 17

                           MISCELLANEOUS PROVISIONS

      17.1 Assignment. Buyer shall be entitled to assign this Agreement and its rights hereunder to a corporation, general partnership, limited partnership or other lawful entity entitled to do business in the state in which the Property is located provided such corporation, partnership or other entity, shall be controlled, controlling or under the common control with Buyer ("Assignee"). In the event of such an assignment of this Agreement to Assignee (a) Buyer shall notify Seller promptly, (b) Buyer shall not be released from liability under this Agreement from and after such assignment, (c) Assignee shall assume all obligations of Buyer under this Agreement and (d) from and after any such assignment the term "Buyer" shall be deemed to mean the Assignee under any such assignment.

      17.2 Limitation of Seller's Liability. Any liability of Seller under or in connection with this Agreement shall be limited strictly to the assets of the Seller. Accordingly, no partner of Seller, nor any of their respective partners, shareholders, officers, directors, agents or employees, or their respective heirs, successors or assigns shall have any personal liability of any kind or nature for or by reason of any matter or thing whatsoever under, in connection with, arising out of or in any way related to this Agreement and the transactions contemplated herein, and Buyer hereby waives for itself and anyone who may claim by, through or under Buyer any and all rights to sue or recover on account of any such alleged personal liability. The provisions of this Section shall survive the Closing or any termination of this Agreement.

      17.3 Integration. This Agreement embodies and constitutes the entire understanding between the parties with respect to the transaction contemplated herein, and all prior agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

      17.4 Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the state in which the Property is located.

      17.5 Captions. The captions in this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof.

      17.6 Bind and Inure. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      17.7 Drafts. This Agreement shall not be binding or effective until properly executed and delivered by both Seller and Buyer.

      17.8 Number and Gender. As used in this Agreement, the masculine shall include the feminine and neuter, the singular shall include the plural and the plural shall include the singular, as the context may require.

      17.9 Attachments. If the provisions of any schedule or rider to this Agreement are inconsistent with the provisions of this Agreement, the provisions of such schedule or rider shall prevail. Schedules A, B, C and D, attached are hereby incorporated as integral parts of this Agreement.

      17.10 Section 1031 Exchange. Buyer may consummate the purchase of the Property as part of a so-called like kind exchange (an "Exchange") pursuant to
Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that: (i) the Closing shall not be delayed or affected by reason of an Exchange nor shall the consummation or accomplishment of an Exchange be a condition precedent or condition subsequent to Buyer's obligations under this Agreement; (ii) Buyer shall consummate or accomplish an Exchange through a qualified intermediary and Seller shall not be required to take an assignment of the purchase agreement for the exchange property or be required to acquire or hold title to any property for purposes of consummating or accomplishing an Exchange; (iii) Buyer shall pay any additional costs that would not otherwise have been incurred by Buyer or Seller had Buyer not consummated or accomplished its purchase through an Exchange; (iv) Seller shall incur no liability or expense as a result of the Exchange; and (v) Buyer shall indemnify and defend Seller and the other Released Parties from and against any loss, cost, damage or expense which Seller or any one of them may suffer or incur as a result of the Exchange. The provisions of the foregoing sentence shall survive the Closing. Seller shall not by this Agreement or acquiescence to an Exchange (x) have its rights under this Agreement affected or diminished in any manner or (y) be responsible for compliance with or be deemed to have warranted to Buyer than an Exchange in fact complies with Section 1031 of the Code.

      17.11 Limitation of Liability of Trustees. Buyer is a Maryland real estate investment trust, and, in accordance with the declaration of trust of Buyer, notice is hereby given that neither the trustees, officer, employees nor shareholders of Buyer assume any personal liability for obligations entered into by or on behalf of Buyer. The provisions of this Section shall survive the Closing or any termination of this Agreement.

      17.12 Further Assurances. In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by Seller to Buyer at Closing, Seller agrees to perform, execute and deliver, but without any obligation to incur any additional liability or expense, on or after the Closing any further deliveries and assurances as may be reasonably necessary to consummate the transactions contemplated hereby or to further perfect the conveyance, transfer and assignment of the Property to Buyer. The provisions of this Section shall survive the Closing for a period of 180 days.

      17.13 Confidentiality. The parties shall consult, in good faith, as to the content of any public announcement or disclosure of any information related to the transaction contemplated by this Agreement, provided that under no circumstances shall either party make a public announcement or disclosure of the Purchase Price. Further, each party may make disclosure of the information related to the transaction contemplated by this Agreement to its lenders, creditors, officers, employees and agents as necessary to perform its obligations hereunder. Otherwise, except as may be required by law or the rules or regulations of any exchange that are binding on Seller or Buyer, neither party shall make any public announcement or disclosure of any information related to the transaction contemplated by this Agreement, before or after the Closing, without the prior written specific consent of the other party. The provisions of this Section shall survive the Closing or any termination of this Agreement.

      17.14 Attorneys' Fees. Should either party employ attorneys to enforce any of the provisions hereof, the party losing in any final judgment agrees to pay the prevailing party all reasonable costs, charges and expenses, including attorneys' fees, expended or incurred in connection therewith.

      17.15 Counterparts. This Agreement may be executed in any number of original counterparts. So long as Seller and Buyer have each signed at least one counterpart of this Agreement, each of such counterparts shall be deemed an original version of this Agreement, but all of such counterparts together shall evidence and constitute a single document.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.



                   [Signatures contained on following page.]

                                    SELLER:

                                    TCR WALNUT CREEK LIMITED PARTNERSHIP

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership, its General
                                     Partner

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner

                                                By: /s/ Peter Sullivan
                                                    Peter Sullivan
                                                    Vice President

                                    By:   TCR #405 Treat II Limited
                                          Partnership, its General Partner

                                          By: /s/ William W. Thompson
                                              William W. Thompson
                                              General Partner

                                    BUYER:

                                    SECURITY CAPITAL PACIFIC TRUST

                                         By: /s/ Anthony R. Arnest
                                              Anthony R. Arnest
                                              Vice President

      The undersigned Broker joins in the execution of this Agreement to acknowledge and agree to the terms of Section hereof.

                                    BROKER:

                              MARCUS AND MILLICHAP


                                    By:
                                       Name:
                                       Title:

                                    RECEIPT

      The Purchase and Sale Agreement, together with Buyer's Deposit, has been received by the Escrow Agent on this the 13 day of November, 1995, and the Escrow Agent acknowledges the terms thereof and agrees to perform as Escrow Agent in accordance therewith.


                                    ESCROW AGENT

                                    Chicago Title Insurance Company



                                    By:/S/ Frank Jansen
                                       Its:Vice President

                               List of Schedules


Schedule A  -     Description of Land
Schedule B  -     Joint Personal Property
Schedule B-1      -     Personal Property
Schedule C  -     Rent Roll
Schedule D  -     Service Contracts

                                   EXHIBIT A


      The land referred to in this document is described as follows:

      REAL PROPERTY in an unincorporated area, County of Contra Costa, State of California, described as follows:

      PARCEL ONE:

      Lot 1, as shown on Map of Subdivision 6955, filed June 13, 1988, Map Book 322, Page 47, Contra Costa County Records

      PARCEL TWO:

      A non-exclusive easement and right of way as an appurtenance to Parcel One above, as created by the "Mutual Access Easement" dated March 23, 1989 and recorded April 4, 1989 in Book 14979, Page 84, Official Records, by and between TCR Walnut Creek Limited Partnership and Liberty Walnut Creek Partners

      A.P. No.:   148-260-061



                        BILATERAL SETTLEMENT STATEMENT


CLOSING DATE:  12/28/95                   ESCROW NO:  00441-000075587-001

   PROPERTY:  TREAT COMMONS - PHASE II                WALNUT CREEK, CA
   SELLERS:                                           BUYER/BORROWERS:
   TCR WALNUT CREEK LIMITED PARTNERSHIP               SECURITY CAPITAL
PACIFIC TRUST


            SELLER
BUYER/BORROWER
   CHARGES           CREDITS        DESCRIPTION             CHARGES
CREDITS

               $12,124,500.00   Sales Price                 $12,124,500.00
                                Earnest Money Deposit                       $  121,245.00
$  7,295,529.97                 PRINCIPAL BALANCE -
                                PRUDENTIAL LOAN                           $  7,295,529.97

                                EXTENSION DEPOSIT 12/21/95                   $ 200,000.00
                                TRANSFER FROM PHASE I
                                  CLOSING                                  $ 5,008,130.22
                                INTEREST ON ESCROW DEPOSIT                      $  538.30

                                Loan Charges to the Prudential Realty Group
  $  73,033.00                  Assumption fee to
 $  338,938.00                  BUYDOWN FEE
                         EXISTING LENDER FEES EXCLUDING
                             ASSUMPTION $ 10,000.00
   $  2,786.99                  BALANCE OF LEGAL FEE DUE
                                 STEFFEL, LEVITT & WEISS
    $ 2,230.00                  ENDORSEMENTS - FIRST AMERICAN
                                 TITLE POLICY #763530

   $  2,655.95                  COUNTY TRANSFER TAX (VALUE
                                 LESS LIENS @ 1.10/1000)         $2,655.95

                           Prorations and Adjustments
                  $  1,708.31   County Taxes from 12/28/95 to 01/01/96$1,708.31
                    $  388.62   DECEMBER SERVICE CONTRACTS        $ 388.62
    $62,722.00                  SECURITY DEPOSITS                             $ 62,722.00
    $ 1,122.39                  PREPAID RENT - JANUARY 1996                    $ 1,122.39
   $ 16,816.00                  RENTS @ 130,339.23 MO 12/28/95 - 1/1/96
$ 16,816.00

   $151,566.25                  Commission paid at Settlement

     $  750.00                  Settlement or Closing fee        $  750.00
    $ 4,485.50                  Title Insurance to Chicago Title Company       $ 4,485.50

                                ENDORSEMENTS TO TITLE POLICY     $1,591.00
     $  100.00                  Recording Fees                   $  100.00

   $  7,500.00                  Survey fee
                         PREPAID INTEREST TO PRUDENTIAL
                         12/29/ - 1/14 @7.50% $25,838.30
    $24,229.24                  PREPAID INTEREST TO PRUDENTIAL
                                 12/15 - 12/28 @ 8.54%
 $7,984,465.29                  TOTAL DEBITS/CHARGES        $12,172,017.68
$12,126,596.93TOTAL CREDITS                                 $12,706,103.88

$4,142,131.64                                    Net Proceeds to Seller

                                Net Refund to Buyer           $ 534,086.20


APPROVED:

TCR Walnut Creek Limited Partnership            Security Capital Pacific Trust

By:  /s/ Peter F. Sullivan                       By: /s/ Anthony R. Arnest
                                                    Anthony R. Arnest
                                                    Vice President


Date:  12/28/95                                 Date: 12/28/95

                                                                 Treat Commons


COMMONWEALTH OF MASSACHUSETTS )
                              )  SS .
COUNTY OF SUFFOLK             )


                             NON-FOREIGN AFFIDAVIT


      The undersigned, Peter Sullivan, being first duly sworn on oath, and under penalty of perjury, hereby certifies as follows:

      1. Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a United States real property interest must withhold tax if the transferor (seller) is a foreign person.

      2. The undersigned is a Vice President of Second Equity Partners, Inc., a Delaware corporation which is the managing general partner of PaineWebber Equity Partners Two Limited Partnership, which is a general partner of TCR Walnut Creek Limited Partnership, the Texas limited partnership which is the owner of the property commonly known as Treat Commons Apartments (Phase II), which is legally described as follows:

                        SEE EXHIBIT "A" ATTACHED HERETO

      3. The owner and transferor of said property is TCR Walnut Creek Limited Partnership, a Texas limited partnership.

      4. Said property is being transferred to Security Capital Pacific Trust pursuant to that certain Purchase and Sale Agreement dated as of October 26, 1995, between the transferor and Security Capital Pacific Trust.

      5. (a) The transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person, as those terms are defined in the Internal Revenue Code and the Income Tax Regulations; and
(b) the office address of the transferor is c/o PaineWebber Properties, Inc. 265 Franklin Street, 16th Floor, Boston, Massachusetts 02110

      6. The United States taxpayer identification number of the transferor is 75-2190392

      7. This Affidavit is being given pursuant to Section 1445 of the Code to inform the transferee that withholding of tax is not required upon this disposition of a United States real property interest.

      8. The transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalties of perjury, I declare that I have examined this Affidavit and it is true, correct and complete.

                                    TCR WALNUT CREEK LIMITED PARTNERSHIP

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership, its General
                                     Partner

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner

                                                By: /s/ Peter Sullivan
                                                    Peter Sullivan
                                                    Vice President



SUBSCRIBED AND SWORN to before me this 22nd day of December, 1995.



/s/ Linda Z. MacDonald
Notary Public

                                                                 Treat Commons


COMMONWEALTH OF MASSACHUSETTS )
                              ) SS .
COUNTY OF SUFFOLK             )


                             NON-FOREIGN AFFIDAVIT


      The undersigned, William Thompson, being first duly sworn on oath, and under penalty of perjury, hereby certifies as follows:

      1. Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a United States real property interest must withhold tax if the transferor (seller) is a foreign person.

      2. The undersigned is the general partner of TCR #405 Treat Limited Partnership, which is a general partner of TCR Walnut Creek Limited Partnership, the Texas limited partnership which is the owner of the property commonly known as Treat Commons Apartments (Phase II), which is legally described as follows:

                        SEE EXHIBIT "A" ATTACHED HERETO

      3. The owner and transferor of said property is TCR Walnut Creek Limited Partnership, a Texas limited partnership.

      4. Said property is being transferred to Security Capital Pacific Trust pursuant to that certain Purchase and Sale Agreement dated as of October 26, 1995, between the transferor and Security Capital Pacific Trust.

      5. (a) The transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person, as those terms are defined in the Internal Revenue Code and the Income Tax Regulations; and
(b) the office address of the transferor is c/o PaineWebber Properties, Inc. 265 Franklin Street, 16th Floor, Boston, Massachusetts 02110

      6. The United States taxpayer identification number of the transferor is 75-2190392

      7. This Affidavit is being given pursuant to Section 1445 of the Code to inform the transferee that withholding of tax is not required upon this disposition of a United States real property interest.

      8. The transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalties of perjury, I declare that I have examined this Affidavit and it is true, correct and complete.

                                    TCR WALNUT CREEK LIMITED PARTNERSHIP

                                    By:   TCR #405 Treat II Limited
                                          Partnership, its general partner

                                          By: /s/ William W. Thompson
                                                William W. Thompson,
                                                General Partner


SUBSCRIBED AND SWORN to before me this 22nd day of December, 1995.



/s/ Linda Z. MacDonald
Notary Public

                                                              Treat Commons II


                ASSIGNMENT OF AGREEMENTS AND SERVICE CONTRACTS


      KNOW ALL MEN BY THESE PRESENTS, THAT TCR Walnut Creek Limited Partnership, a Texas limited partnership "Assignor"), with an address of c/o PaineWebber Properties, Inc., 265 Franklin Street, 16th Floor, Boston, Massachusetts 02110, in consideration of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, receipt whereof is hereby acknowledged, by Security Capital Pacific Trust, a Maryland real estate investment trust ("Assignee"), with an address of 125 Lincoln Avenue, Santa Fe, New Mexico 87501, hereby assigns, sells, transfers and sets over unto Assignee:

      All of Assignor's right, title and interest in and to all those certain agreements and service contracts and all renewals, modifications and amendments thereof, more particularly described as set forth in Exhibit B hereto annexed
(collectively, the "Service Contracts"), which Service Contracts concern the maintenance and/or operation of the parcel of land, together with the buildings and improvements erected thereon, situate, lying and being in the City of Walnut Creek, Contra Costa County, California, commonly known as Treat Commons Apartments (Phase II), and bounded and described as more particularly set forth in Exhibit A annexed hereto and made a part hereof (collectively, the "Premises").

      TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after the date of delivery hereof (the "Delivery Date"), subject to the covenants, conditions and provisions also mentioned in each of the said Service Contracts.

      Assignee accepts the foregoing assignment and hereby assumes, from and after the Delivery Date, the performance of all of the terms, covenants and conditions of the Service Contracts herein assigned by Assignor and will well and truly perform all the terms, covenants and conditions of the Service Contracts herein assigned.

      AND ASSIGNOR REPRESENTS AND WARRANTS TO ASSIGNEE that, as of the Delivery Date, Assignor has not been given notice of the existence of any defaults of Assignor under any of the Service Contracts which remain uncured, and is not aware of the existence of any such default or of the occurrence of any act, omission or event which, with the lapse of time or giving of notice or both, would constitute such a default on the part of Assignor as vendee.

      All of the representations and warranties of Assignor herein shall survive the execution and delivery of this Assignment subject to the limitations set forth in Section 15.1 of the Purchase and Sale Agreement dated as of October 26, 1995 between Assignor as Seller and Assignee as Buyer (the "Purchase and Sale Agreement").

      Assignor covenants and agrees to indemnify, defend and hold Assignee and its shareholders, officers, directors, licensees, agents, contractors, employees and representatives (collectively, the "Assignee Indemnitees") harmless from and against all claims, demands, causes of action, judgments, damages, costs and expenses (including, without limitation, attorneys' fees and expenses and court costs), deficiencies, settlements and investigations (collectively, "Claims") which may after the Delivery Date be suffered by or asserted against any of Assignee Indemnitees by reason of Assignor's performance or failure to have performed, prior to the Delivery Date, any or all of Assignor's obligations under any of the Service Contracts or by reason of any other Claims accruing prior to the Delivery Date which may be asserted with respect to, arising out of or connected with any of the Service Contracts. In case any action, suit or proceeding is brought against any of the Assignee Indemnitees by reason of any occurrence herein described, Assignor shall, at its sole cost and expense, defend such action, suit or proceeding with counsel reasonably satisfactory to Assignee. The provisions of this paragraph, which expressly provide the nature and scope of Assignor's indemnification of Assignee Indemnitees, shall survive the expiration or early termination of the applicable Service Contract, and any conveyance, assignment or other transfer of Assignor's rights thereunder.

      Assignee covenants and agrees with Assignor that Assignee shall provide Assignor with written notice of any legal action against any Assignee Indemnitee that may, under this Assignment, give rise to liability on the part of Assignor within ten (10) business days of Assignee's actual knowledge of the commencement of such a legal action.

      Assignee covenants and agrees to indemnify, defend and hold Assignor, its partners and the partners of such partners, and their respective shareholders, officers, directors, licensees, agents, contractors, employees and representatives and any partner of the foregoing (collectively, the "Assignor Indemnitees") harmless from and against all claims, demands, causes of action, judgments, damages, costs and expenses (including, without limitation, attorneys' fees and expenses and court costs), deficiencies, settlements and investigations (collectively "Claims") which may after the Delivery Date be suffered by or asserted against any of Assignor Indemnitees by reason of Assignee's performance or failure to have performed after the Delivery Date, any or all of the obligations under any of the Service Contracts or by reason of any other Claims accruing after the Delivery Date which may be asserted with respect to, arising out of or connected with any of the Service Contracts. In case any action, suit or proceeding is brought against any of the Assignor Indemnitees by reason of any occurrence herein described, Assignee shall, at its sole cost and expense, defend such action, suit or proceeding with counsel reasonably satisfactory to Assignor. The provisions of this paragraph, which expressly provide the nature and scope of Assignee's indemnification of Assignor Indemnitees, shall survive the expiration or early termination of the applicable Service Contract, and any conveyance, assignment or other transfer of Assignee's rights thereunder.

      Assignor covenants and agrees with Assignee that Assignor shall provide Assignee with written notice of any legal action against any Assignor Indemnitee that may, under this Assignment, give rise to liability on the part of Assignee within ten (10) business days of Assignor's actual knowledge of the commencement of such a legal action.

      Assignor's liability, and that of its partners, hereunder are subject to the limitation on liability provisions set forth in Section 17.2 of the Purchase and Sale Agreement; the benefit of such section is hereby extended to this Agreement as if this Agreement was specifically enumerated in such section as one of the documents with respect to which Assignee's recourse is limited.

      This Agreement may be executed in duplicates or counterparts, or both, and such duplicates or counterparts together shall constitute but one original of the Agreement. Each duplicate and counterpart shall be equally admissible in evidence, and each original shall fully bind each party who has executed it.

      IN WITNESS WHEREOF, this Assignment of Agreements and Service Contracts has been duly signed and sealed by the parties hereto as of the 22nd day of December, 1995.


                     [Signatures begin on following page.]

           Signature Page of Assignor for Assignment of Agreements
                and Service Contracts between TCR Walnut Creek
            Limited Partnership and Security Capital Pacific Trust



Signed, sealed and delivered              ASSIGNOR:
in the presence of:
                                          TCR WALNUT CREEK LIMITED PARTNERSHIP
/s/ Linda Z. MacDonald
            Witness                       By:   PaineWebber Equity Partners
                                                Two Limited
/s/ E. Peter Kane                               Partnership, its General
            Witness                             Partner

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner

                                                By: /s/ Peter Sullivan
                                                    Peter Sullivan
                                                    Vice President



            [Signatures as to Assignor continue on following page.]

          Signature Page as to Assignor for Assignment of Agreements
                and Service Contracts between TCR Walnut Creek
            Limited Partnership and Security Capital Pacific Trust



Signed, sealed and delivered        By:   TCR #405 Treat II Limited
in the presence of:                             Partnership, its General
                                                Partner

/s/ Colleen Dailey                        By: /s/ William W. Thompson
            Witness                             William W. Thompson
                                                General Partner
/s/ Bruce Davidson
            Witness




             [Signature of Assignee contained on following page.]

           Signature Page of Assignee for Assignment of Agreements
                and Service Contracts between TCR Walnut Creek
            Limited Partnership and Security Capital Pacific Trust



Signed, sealed and delivered        ASSIGNEE:
in the presence of:
                                          SECURITY CAPITAL PACIFIC TRUST, a
                                          Maryland real estate
/s/ Joanen Buckley                         investment trust
            Witness

/s/ Theresa Mattinez                      By:   /s/ Anthony R. Arnest
            Witness                       Name: Anthony R. Arnest
                                          Title:Vice President

                                   EXHIBIT A
                         Legal Description of Premises




      The land referred to in this document is described as follows:

      REAL PROPERTY in an unincorporated area, County of Contra Costa, State of California, described as follows:

      PARCEL ONE:

      Lot 1, as shown on Map of Subdivision 6955, filed June 13, 1988, Map Book 322, Page 47, Contra Costa County Records

      PARCEL TWO:

      A non-exclusive easement and right of way as an appurtenance to Parcel One above, as created by the "Mutual Access Easement" dated March 23, 1989 and recorded April 4, 1989 in Book 14979, Page 84, Official Records, by and between TCR Walnut Creek Limited Partnership and Liberty Walnut Creek Partners

      A.P. No.:   148-260-061

                                   EXHIBIT B

                   (SEE ATTACHED LIST OF SERVICE CONTRACTS)

                                                              Treat Commons II

                      ASSIGNMENT OF SPACE LEASE DEPOSITS


      KNOW ALL MEN BY THESE PRESENTS, THAT TCR Walnut Creek Limited Partnership, a Texas limited partnership ("Assignor"), with an address of c/o PaineWebber Properties, Inc., 265 Franklin Street, 16th Floor, Boston, Massachusetts 02110, in consideration of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, receipt whereof are hereby acknowledged, by Security Capital Pacific Trust, a Maryland real estate investment trust ("Assignee"), with an address of 125 Lincoln Avenue, Santa Fe, New Mexico 87501, hereby assigns unto Assignee:

      ALL of Assignor's right, title and interest in and to all those certain Space Lease Deposits, as hereinafter defined, including but not limited to those set forth in Exhibit B hereto annexed, together with accrued interest thereon, if any, paid to and/or held by Assignor under or pursuant to the terms of the "Space Leases", as hereinafter defined, made by Assignor as owner and lessor of the parcel of land, together with the buildings and improvements erected thereon, situate, lying and being in the City of Walnut Creek, Contra Costa County, California, commonly known as Treat Commons Apartments (Phase II), and bounded and described as more particularly set forth in Exhibit A annexed hereto and made a Part hereof (collectively, the "Premises").

      TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after the date of delivery hereof (the "Delivery Date").

      The term "Space Leases" as used herein shall mean and include all those leases, subleases, agreements to lease or sublease, "binders", licenses, concession agreements or any other form of agreement, howsoever denominated, affecting the use and occupancy of the Premises, or any portion thereof, and all renewals, modifications, amendments and other agreements, if any, affecting such agreements, entered into by Assignor or on behalf of Assignor or by any Persons, corporations or partnerships related to or affiliated with or acting as agent or nominee of Assignor.

      The term "Space Lease Deposits" as used herein shall mean and include all sums of money, howsoever denominated, received or due to be received by Assignor from tenants under the Space Leases as security for the faithful performance and observance of the terms, conditions and provisions of the Space Leases and not applied on account of defaults thereunder, including all interest accrued thereon (if any), and any interest which may be required to accrue thereon by law.

      AND ASSIGNOR REPRESENTS AND WARRANTS TO ASSIGNEE that, as of the Delivery Date, the schedule of Space Lease Deposits set forth in Exhibit B hereto annexed is a true, accurate and complete schedule of all such Space Lease Deposits. The representations and warranties of Assignor shall survive the execution and delivery of this Assignment subject to the limitations set forth in Section 15.1 of the Purchase and Sale Agreement dated as of October 26, 1995 between Assignor as Seller and Assignee as Buyer (the "Purchase and Sale Agreement").

      AND ASSIGNOR COVENANTS AND AGREES TO INDEMNIFY, DEFEND AND HOLD ASSIGNEE and its shareholders, officers, directors, licensees, agents, contractors, employees and representatives (collectively, the "Assignee Indemnitees") harmless from and against all claims, demands, causes of action, judgments, damages, costs and expenses (including, without limitation, attorneys' fees and expenses and court costs), deficiencies, settlements and investigations (collectively, "Claims") which may after the Delivery Date be suffered by or asserted against any of Assignee Indemnitees by reason of Assignor's failure to have properly and diligently administered, prior to the Delivery Date, all or any of the Space Lease Deposits held by Assignor in compliance with applicable California law or by reason of any other Claims accruing prior to the Delivery Date which may be asserted with respect to, arising out of or connected with the Space Lease Deposits. In case any action, suit or proceeding is brought against any of the Assignee Indemnitees by reason of any occurrence herein described, Assignor shall, at its sole cost and expense, defend such action, suit or proceeding with counsel reasonably satisfactory to Assignee. The provisions of this paragraph, which expressly provide the nature and scope of Assignor's indemnification of Assignee Indemnitees, shall survive the expiration or early termination of the applicable Space Lease, and any conveyance, assignment or other transfer of Assignor's rights thereunder.

      AND ASSIGNEE COVENANTS AND AGREES WITH ASSIGNOR that Assignee shall provide Assignor with written notice of any legal action against any Assignee Indemnitee that may, under this Assignment, give rise to liability on the part of Assignor within ten (10) business days of Assignee's actual knowledge of the commencement of such a legal action.

      AND ASSIGNEE ACCEPTS THE FOREGOING ASSIGNMENT AND COVENANTS AND AGREES WITH ASSIGNOR that, from and after the Delivery Date, Assignee shall hold and apply such Space Lease Deposits listed on Exhibit B in accordance with the terms of the Space Leases in respect of which the same are held and in accordance with the provisions of applicable California law relating to such Space Lease Deposits.

      AND ASSIGNEE COVENANTS AND AGREES TO INDEMNIFY, DEFEND AND HOLD ASSIGNOR, its partners and the partners of such partners, and their respective shareholders, officers, directors, licensees, agents, contractors, employees and representatives and any partner of the foregoing (collectively, "Assignor Indemnitees") harmless from and against all claims, demands, causes of action, judgments, damages, costs and expenses (including, without limitation, attorneys' fees and expenses and court costs), deficiencies, settlements and investigations (collectively, "Claims") which may after the Delivery Date be suffered or asserted against any of Assignor Indemnitees by reason of Assignee's failure to properly and diligently administer, subsequent to the Delivery Date, all or any of the Space Lease Deposits in compliance with applicable California law and the applicable Space Lease or by reason of any other claims accruing subsequent to the Delivery Date which may be asserted with respect to, arising out of or connected with the Space Lease Deposits. In case any action, suit or proceeding is brought against any of the Assignor Indemnitees by reason of any occurrence herein described, Assignee shall, at its sole cost and expense, defend such action, suit or Proceeding with counsel reasonably satisfactory to Assignor. The provisions of this paragraph, which expressly provide the nature and scope of Assignee's indemnification of Assignor Indemnitees, shall survive the expiration or early termination of the applicable Space Lease, and any conveyance, assignment or other transfer of Assignee's rights thereunder.

      AND ASSIGNOR COVENANTS AND AGREES WITH ASSIGNEE that Assignor shall provide Assignee with written notice of any legal action against any Assignor Indemnitee that may, under this Assignment, give rise to liability on the part of Assignee within ten (10) business days of Assignor's actual knowledge of the commencement of such a legal action.

      Assignor's liability, and that of its partners, hereunder are subject to the limitation on liability provisions set forth in Section 17.2 of the Purchase and Sale Agreement; the benefit of such section is hereby extended to this Agreement as if this Agreement was specifically enumerated in such section as one of the documents with respect to which Assignee's recourse is limited.

      This Agreement may be executed in duplicates or counterparts, or both, and such duplicates or counterparts together shall constitute but one original of the Agreement. Each duplicate and counterpart shall be equally admissible in evidence, and each original shall fully bind each party who has executed it.

      IN WITNESS WHEREOF, this Assignment of Space Lease Deposits has been duly signed and sealed by the parties hereto as of the 22nd day of December, 1995.


                   [Signatures contained on following page.]

           Signature Page of Assignor for Assignment of Space Lease
             Deposits between TCR Walnut Creek Limited Partnership
                      and Security Capital Pacific Trust


                                    ASSIGNOR:

Signed, sealed and delivered        TCR WALNUT CREEK LIMITED
in the presence of:                   PARTNERSHIP, a Texas limited
                                        partnership
/s/ Linda Z. MacDonald
            Witness                       By:   PaineWebber Equity Partners
                                                Two Limited
/s/ E. Peter Kane                               Partnership, its General
            Witness                             Partner

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner

                                                By: /s/ Peter Sullivan
                                                    Peter Sullivan
                                                    Vice President



            [Signatures as to Assignor continue on following page.]

Signed, sealed and delivered        By:   TCR #405 Treat II Limited
in the presence of:                             Partnership, its General
                                                Partner
/s/ Colleen Dailey
            Witness                             By: /s/ William W. Thompson
                                                    William W. Thompson
/s/ Bruce Davidson                                  General Partner
            Witness


               [Signature of Assignee begins on following page.]

              Signature Page of Assignee for Assignment of Space
          Lease Deposits between TCR Walnut Creek Limited Partnership and Security Capital Pacific Trust



                                    ASSIGNEE:

Signed, sealed and delivered        SECURITY CAPITAL PACIFIC TRUST,
in the presence of:                   a Maryland real estate investment
                                         trust

/s/ Joanen Buckley
            Witness
                                          By: /s/ Anthony R. Arnest
/s/ Theresa Mattinez                            Name: Anthony R. Arnest
            Witness                             Title: Vice President

                                   EXHIBIT A
                         Legal Description of Premises




      The land referred to in this document is described as follows:

      REAL PROPERTY in an unincorporated area, County of Contra Costa, State of California, described as follows:

      PARCEL ONE:

      Lot 1, as shown on Map of Subdivision 6955, filed June 13, 1988, Map Book 322, Page 47, Contra Costa County Records

      PARCEL TWO:

      A non-exclusive easement and right of way as an appurtenance to Parcel One above, as created by the "Mutual Access Easement" dated March 23, 1989 and recorded April 4, 1989 in Book 14979, Page 84, Official Records, by and between TCR Walnut Creek Limited Partnership and Liberty Walnut Creek Partners

      A.P. No.:   148-260-061

                                                              Treat Commons II

                          ASSIGNMENT OF SPACE LEASES

      KNOW ALL MEN BY THESE PRESENTS, THAT TCR Walnut Creek Limited Partnership, a Texas limited partnership ("Assignor"), with an address of c/o PaineWebber Properties, Inc., 265 Franklin Street, 16th Floor, Boston, Massachusetts 02110, in consideration of Ten Dollars ($10.00) and other good and valuable consideration in hand paid, receipt whereof are hereby acknowledged, by Security Capital Pacific Trust, a Maryland real estate investment trust ("Assignee"), with an address of 125 Lincoln Avenue, Santa Fe, New Mexico 87501, hereby assigns, sells, transfers and sets over unto Assignee:

      All of Assignor's right, title and interest in and to all those certain "Space Leases", as hereinafter defined, including but not limited to those set forth in Exhibit B hereto annexed, which Space Leases affect the parcel of land, together with the buildings and improvements erected thereon, situate, lying and being in the City of Walnut Creek, Contra Costa County, California, commonly known as Treat Commons Apartments (Phase II), and bounded and described as more particularly set forth in Exhibit A annexed hereto and made a part hereof (collectively, the "Premises").

      TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after the date of delivery hereof (the "Delivery Date") subject to the rents, covenants, conditions and provisions also mentioned in each of the said Space Leases.

      The term "Space Leases" as used herein shall mean and include all those leases, subleases, agreements to lease or sublease, "binders", licenses, concession agreements or any other form of agreement, howsoever denominated, affecting the use and occupancy of the Premises, or any portion thereof, and all renewals, modifications, amendments and other agreements, if any, affecting such agreements, entered into by Assignor or on behalf of Assignor or by any persons, corporations or partnerships related to or affiliated with or acting as agent or nominee of Assignor.

          Assignor represents and warrants to Assignee that, as of the Delivery Date, the schedule of Space Leases set forth in Exhibit B hereto annexed is a true, accurate and complete schedule of all such Space Leases (including without limitation the tenants, the space or unit leased, the commencement and expiration dates, the rents and the security deposits).

          The representations and warranties of Assignor herein shall survive the execution and delivery of this Assignment subject to the limitations set forth in Section 15.1 of the Purchase and Sale Agreement dated as of October 26, 1995 between Assignor as Seller and Assignee as Buyer (the "Purchase and Sale Agreement").

      Assignor covenants and agrees to indemnify, defend and hold Assignee and its shareholders, officers, directors, agents, licensees, contractors, employees and representatives and any successors and assigns of the foregoing (collectively, the "Assignee Indemnities"), harmless from and against all claims, demands, causes of action, losses, liabilities, judgments, damages, costs and expenses (including, without limitation, attorneys' fees and expenses and court costs), deficiencies, settlements and investigations (collectively, "Claims") which may after the Delivery Date be suffered by or asserted against any of the Assignee Indemnitees by reason of Assignor's performance or failure to have performed, prior to the Delivery Date, any or all of Assignor's obligations as landlord under any of the Space Leases or by reason of any other Claims accruing prior to the Delivery Date which may be asserted with respect to, arising out of or connected with any of the Space Leases. In case any action, suit or proceeding is brought against any of the Assignee Indemnitees by reason of any occurrence herein described, Assignor shall, at its sole cost and expense, defend such action, suit or proceeding with counsel reasonably satisfactory to Assignee. The provisions of this paragraph, which expressly provide the nature and scope of Assignor's indemnification of Assignee Indemnitees, shall survive the expiration or early termination of the applicable Space Lease, and any conveyance, assignment or other transfer of Assignor's rights thereunder.

      Assignee covenants and agrees with Assignor that Assignee shall provide Assignor with written notice of any legal action against any Assignee Indemnitee that may, under this Assignment, give rise to liability on the part of Assignor within ten (10) business days of Assignee's actual knowledge of the commencement of such a legal action.

      Assignor designates Assignee to receive all notices, certificates, documents and other instruments or communications and to receive all rents and other payments (excluding only the payment of any rents payable from tenants (and only to the extent such rents have been earned) prior to the Delivery Date) which tenants are required or permitted to give, make, pay or deliver to or serve upon the landlord under the Space Leases, and agrees to direct all or any tenants to remit or deliver to Assignee, at its address above, or at such other address as Assignee shall designate, all such notices, certificates, documents and other instruments and all rents and other payments (excluding only the payment of any rents payable from tenants (and only to the extent such rents have been earned) prior to the Delivery Date) now or hereafter due or receivable by the landlord under the Space Leases.

      Assignee accepts the foregoing assignment and hereby assumes, from and after the Delivery Date, the performance of all of the terms, covenants and conditions of the Space Leases herein assigned by Assignor and will well and truly perform all the terms, covenants and conditions of the said Space Leases herein assigned.

      Assignee covenants and agrees to indemnify, defend and hold Assignor, its partners and the partners of such partners, and their respective shareholders, officers, directors, agents, licensees, contractors, employees and representatives and any partners, successors and assigns of the foregoing (collectively, the "Assignor Indemnitees") harmless from and against all claims, demands, causes of action, losses, liabilities, judgments, damages, costs and expenses (including, without limitation, attorneys' fees and expenses and court costs), deficiencies, settlements and investigations (collectively, "Claims") which may after the Delivery Date be suffered by or asserted against any of the Assignor Indemnitees by reason of Assignee's performance or failure to have performed, subsequent to the Delivery Date, any and all of the obligations as landlord under any of the Space Leases or by reason of any other Claims accruing subsequent to the Delivery Date which may be asserted with respect to, arising out of or connected with any of the Space Leases. In case any action, suit or proceeding is brought against any of the Assignor Indemnitees by reason of any occurrence herein described, Assignee shall, at its sole cost and expense, defend such action, suit or proceeding with counsel reasonably satisfactory to Assignor. The provisions of this paragraph, which expressly provide the nature and scope of Assignee's indemnification of Assignor Indemnitees, shall survive the expiration or early termination of the applicable Space Lease, and any conveyance, assignment or other transfer of Assignee's rights thereunder.

      Assignor covenants and agrees with Assignee that Assignor shall provide Assignee with written notice of any legal action against any Assignor Indemnitee that may, under this Assignment, give rise to liability on the part of Assignee within ten (10) business days of Assignor's actual knowledge of the commencement of such a legal action.

      Assignor's liability, and that of its partners, hereunder are subject to the limitation on liability provisions set forth in Section 17.2 of the Purchase and Sale Agreement; the benefit of such section is hereby extended to this Agreement as if this Agreement was specifically enumerated in such section as one of the documents with respect to which Assignee's recourse is limited.

      This Agreement may be executed in duplicates or counterparts, or both, and such duplicates or counterparts together shall constitute but one original of the Agreement. Each duplicate and counterpart shall be equally admissible in evidence, and each original shall fully bind each party who has executed it.

      IN WITNESS WHEREOF, this Assignment of Space Leases has been duly signed and sealed by the parties hereto as of the 22 day of December, 1995.
                   [Signatures contained on following page.]

              Signature Page of Assignor for Assignment of Space
              Leases between TCR Walnut Creek Limited Partnership
                      and Security Capital Pacific Trust

                                    ASSIGNOR:

Signed, sealed and delivered        TCR WALNUT CREEK LIMITED
in the presence of:                       PARTNERSHIP, a  Texas limited
                                             partnership
/s/ Linda Z. MacDonald
            Witness                       By:   PaineWebber Equity Partners
                                                Two Limited
/s/ E. Peter Kane                               Partnership, its General
            Witness                             Partner

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner

                                                By: /s/ Peter Sullivan
                                                    Peter Sullivan
                                                    Vice President

            [Signatures as to Assignor continue on following page.]

Signed, sealed and delivered        By:   TCR #405 Treat II Limited
in the presence of:                             Partnership, its General
                                                Partner
/s/ Colleen Dailey
            Witness                             By: /s/ William W. Thompson
                                                    William W. Thompson
/s/ Bruce Davidson                                  General Partner
            Witness



               [Signature of Assignee begins on following page.]

              Signature Page of Assignee for Assignment of Space
              Leases between TCR Walnut Creek Limited Partnership
                      and Security Capital Pacific Trust


                                    ASSIGNEE:

Signed, sealed and delivered        SECURITY CAPITAL PACIFIC TRUST,
in the presence of:                   a Maryland real estate
                                        investment trust

/s/ Joanen Buckley
            Witness                       By: /s/ Anthony  R. Arnest
                                          Name: Anthony R. Arnest
/s/ Theresa Mattinez                      Title: Vice President
            Witness

                                   EXHIBIT A

                         Legal Description of Premises




      The land referred to in this document is described as follows:

      REAL PROPERTY in an unincorporated area, County of Contra Costa, State of California, described as follows:

      PARCEL ONE:

      Lot 1, as shown on Map of Subdivision 6955, filed June 13, 1988, Map Book 322, Page 47, Contra Costa County Records

      PARCEL TWO:

      A non-exclusive easement and right of way as an appurtenance to Parcel One above, as created by the "Mutual Access Easement" dated March 23, 1989 and recorded April 4, 1989 in Book 14979, Page 84, Official Records, by and between TCR Walnut Creek Limited Partnership and Liberty Walnut Creek Partners

      A.P. No.:   148-260-061

                                   EXHIBIT B

                           (SEE ATTACHED RENT ROLL)

                                                              Treat Commons II

                      BILL OF SALE AND GENERAL ASSIGNMENT

      TCR Walnut Creek Limited Partnership, a Texas limited partnership ("Seller"), with an address of c/o PaineWebber Properties, Inc., 265 Franklin Street, 16th Floor, Boston, Massachusetts 02110, for and in consideration of Ten Dollars ($10.00) lawful money of the United States, to Seller in hand paid, at or before the delivery of these presents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has bargained and sold, and by these presents does grant, bargain, sell, convey, set over, transfer, assign and deliver unto Security Capital Pacific Trust, a Maryland real estate investment trust ("Buyer"), with an address of 125 Lincoln Avenue, Santa Fe, New Mexico 87501, all of Seller's right, title and interest in and to the following (collectively, the Property):

      (a) All fixtures, equipment and articles of personal property owned by Seller (including, without limitation, all storm windows and doors, awnings, shutters, wall-to-wall carpeting, venetian blinds, window shades, furnaces, heaters, heating equipment, oil and gas burners and fixtures appurtenant thereto, hot water heaters, heat pumps, plumbing and bathroom fixtures, stoves, ovens, ranges, refrigerators, dishwashers, washing machines, dryers, disposals, trash compactors, electric and other lighting fixtures, outside television antennas, air conditioning equipment, ventilators, wiring, security, electrical and communication systems, fences, trees, shrubs and plants and all other items of tangible personal property, such as equipment, implements, tools and supplies on the premises used for maintenance, repair and/or cleaning) located on or in or used solely in connection with the parcel of land, together with the buildings and improvements erected thereon, commonly known as Treat Commons
Apartments  (Phase  II) in the  City  of  Walnut  Creek,  Contra  Costa  County,
California, which parcel is more particularly set forth in Exhibit A annexed hereto and made a part hereof (collectively the "Premises"), including those items of personal property listed on Exhibit B annexed hereto and made a part hereof (such fixtures, equipment and articles, together with those items listed in Exhibit B, are hereinafter collectively referred to as the "Personalty").

      (b) All those permits and licenses (including any and all presently pending applications therefor) affecting the Premises and/or the Personalty (to the extent assignable), issued to Seller or to its predecessors in interest as fee owner of the Premises and/or the Personalty, by any and all federal, state, county, municipal and local governments, and all departments, commissions, boards, bureaus and offices thereof, having or claiming jurisdiction over the Premises and/or the Personalty, whether or not the same may presently be in full force and effect; and

      (c) To the extent owned by Seller and used solely in connection with the Premises and/or the Personalty all of the following: (i) the project name of the Premises, (ii) the goodwill associated with such project name, (iii) the right to use any trade style or name now used in connection with the Premises [excluding, however, as to clauses (i), (ii) and (iii) the names "Crow", "Trammell Crow", "Trammell Crow Residential", "TCR", "PaineWebber" and "PaineWebber Properties" and any rights thereto and any variants thereof and the respective Trammell Crow Residential and PaineWebber logos], (iv) telephone exchange numbers (to the extent assignable), (v) utility agreements, if any, and
(vi) all other rights related to the ownership or use and operation of the Premises and/or the Personalty not heretofore expressly set forth in clauses
(a), (b) or (c) of this instrument that are to be sold by Seller to Buyer under the Purchase and Sale Agreement dated as of October 23, 1995 between Seller and Buyer (the "Sale Agreement").

      TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns forever. And Seller does, for itself, covenant and agree to and with the said Buyer, to warrant and defend the title of said Property hereby sold unto said Buyer, its successors and assigns, against all and every person and persons whatsoever claiming by, through or under Seller.

      AND SELLER WARRANTS AND REPRESENTS TO BUYER that as of the date of delivery hereof, except as set forth on Exhibit C attached hereto and made a part hereof, all the Property conveyed hereby is free and clear of any and all liens and encumbrances of whatsoever kind or nature created by, through or under Seller. Said representation of Seller shall survive the execution and delivery of this Bill of Sale and General Assignment.

      The survival of Seller's representations and warranties made herein are subject to the provisions set forth in Section 15 of the Sale Agreement. Seller's liability, and that of its partners, hereunder is subject to the provisions set forth in Section 17.2 of the Sale Agreement. The benefits of such sections are hereby extended to this Agreement as if this Agreement was specifically enumerated in such sections as one of the documents with respect to which survival of Seller's representations and warranties and Buyer's recourse are limited.

      IN WITNESS WHEREOF, Seller has signed and sealed this Bill of Sale and General Assignment as of the 22nd day of December, 1995.

                   [Signatures contained on following page.]
             Signature Page of Seller for Bill of Sale and General
            Assignment between TCR Walnut Creek Limited Partnership
                      and Security Capital Pacific Trust


                                     SELLER:

Signed, sealed and delivered        TCR WALNUT CREEK LIMITED
in the presence of:                       PARTNERSHIP, a Texas limited
                                             partnership

/s/ Linda Z. MacDonald
            Witness                       By:   PaineWebber Equity Partners
                                                Two Limited
/s/ E. Peter Kane                               Partnership, its General
            Witness                             Partner

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner

                                                By: /s/ Peter Sullivan
                                                    Peter Sullivan
                                                    Vice President



             [Signatures as to Seller continue on following page.]

          Signature Page as to Assignor for Assignment of Agreements
                and Service Contracts between TCR Walnut Creek
            Limited Partnership and Security Capital Pacific Trust



Signed, sealed and delivered        By:   TCR #405 Treat II Limited
in the presence of:                             Partnership, its General
                                                Partner

/s/ Colleen Dailey
            Witness                             By: /s/ William W. Thompson
                                                    William W. Thompson
/s/ Bruce Davidson                                  General Partner
            Witness

                                   EXHIBIT A
                         Legal Description of Premises



      The land referred to in this document is described as follows:

      REAL PROPERTY in an unincorporated area, County of Contra Costa, State of California, described as follows:

      PARCEL ONE:

      Lot 1, as shown on Map of Subdivision 6955, filed June 13, 1988, Map Book 322, Page 47, Contra Costa County Records

      PARCEL TWO:

      A non-exclusive easement and right of way as an appurtenance to Parcel One above, as created by the "Mutual Access Easement" dated March 23, 1989 and recorded April 4, 1989 in Book 14979, Page 84, Official Records, by and between TCR Walnut Creek Limited Partnership and Liberty Walnut Creek Partners

      A.P. No.:   148-260-061

                                   EXHIBIT B

                 (See Attached Schedule of Personal Property)

                                   EXHIBIT C

                                (Encumbrances)

                CERTIFICATE RE: REPRESENTATIONS AND WARRANTIES


      Reference is hereby made to that certain Purchase and Sale Agreement ("Agreement") dated as of October 26, 1995 by and between TCR Walnut Creek Limited Partnership, a Texas limited partnership, as Seller, and Security Capital Pacific Trust, as Buyer.

      Seller hereby certifies that all representations and warranties made in the Agreement are true and correct as of the date hereof.

      The survival of Seller's representations and warranties made herein are subject to the provisions set forth in Section 15.1 of the Agreement. Seller's liability, and that of its partners, hereunder are subject to the limitation as to liability provisions set forth in Section 17.2 of the Agreement. The benefits of such sections are hereby extended to this Certificate as if this Certificate was specifically enumerated in such sections as one of the documents with respect to which survival of Seller's representations and warranties and Buyer's recourse is limited.

Dated:    December 22, 1995


                                    SELLER:

                                    TCR WALNUT CREEK LIMITED PARTNERSHIP

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership, its General
                                            Partner

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner

                                                By: /s/ Peter Sullivan
                                                    Peter Sullivan
                                                    Vice President


               [Signatures as to Seller continue on following page.]

                      [Signature Page as to Seller Continues]



                                    By:   TCR #405 Treat II Limited
                                          Partnership, its General Partner

                                          By: /s/ William W. Thompson
                                              William W. Thompson
                                              General Partner

                CERTIFICATE RE: REPRESENTATIONS AND WARRANTIES


      Reference is hereby made to that certain Purchase and Sale Agreement ("Agreement") dated as of October 26, 1995 by and between TCR Walnut Creek Limited Partnership, a Texas limited partnership, as Seller, and Security Capital Pacific Trust, as Buyer.

      Seller hereby certifies that all representations and warranties made in the Agreement are true and correct as of the date hereof.

      This certificate is subject to the survival provisions of Section 15.1 and the limitation as to liability provisions of Section 17.2 of the Agreement.

Dated:    December 22, 1995


                                    SELLER:

                                    TCR WALNUT CREEK LIMITED PARTNERSHIP

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership, its General
                                           Partner

                                          By:   Second Equity Partners, Inc.,
                                                its managing general partner

                                                By: /s/ Peter Sullivan
                                                    Peter Sullivan
                                                    Vice President


               [Signatures as to Seller continue on following page.]

                      [Signature Page as to Seller Continues]



                                    By:   TCR #405 Treat II Limited
                                          Partnership, its General Partner

                                          By: /s/ William W. Thompson
                                              William W. Thompson
                                              General Partner

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

David S. Mayer, Esquire
Mayer, Brown & Platt
350 South Grand Avenue - 25th Floor
Los Angeles, CA  90071

MAIL TAX STATEMENTS TO:

Security Capital Pacific Trust
7777 Market Center Avenue
El Paso, TX  79912
Attn:  Property Tax Department

Assessor's Parcel No.  148-260-061-4

                            PARTNERSHIP GRANT DEED

      The undersigned grantor declares:

      Documentary transfer tax is (amount of tax due is shown in a separate writing and is not for public record (R&T ss. 11932))

      ( X ) computed on full value of property conveyed, or

      (  )        computed on full value less value of liens and encumbrances remaining at time of sale.

      (  )        Unincorporated area ( x ) City of Walnut Creek

      FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, TCR WALNUT CREEK LIMITED PARTNERSHIP, a Texas limited partnership ("Grantor"), hereby GRANTS to SECURITY CAPITAL PACIFIC TRUST, a Maryland real estate investment trust ("Grantee"), whose address is 125 Lincoln Avenue, Santa Fe, New Mexico 87501, the following described real property in the County of Contra Coasta, State of California:

      That property specifically described in Exhibit A attached hereto and hereby incorporated, TOGETHER WITH all buildings, structures and other improvements located thereon and all accessions, benefits, tenements, hereditaments, appurtenances, privileges and other estates, rights and interests benefitting or relating thereto (collectively, the "Property"), SUBJECT ONLY TO the matters described in said Exhibit B attached hereto and hereby incorporated.

      Grantor hereby represents, warrants and covenants that, except as set forth on Exhibit B, (a) Grantor has not conveyed the Property, or any right, title or interest therein, to any person other than Grantee, and (b) the Property is free and clear from encumbrances done or made by Grantor.

      The Grantee herein covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through them, that there shall be no discrimination against, or segregation of, any persons or group of persons on account of race, color, creed, religion, sex, marital status, national origin, or ancestry, in the sale, lease, sublease, transfer, use occupancy, tenure or enjoyment of the premises herein conveyed, nor shall the Grantee itself or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees, or vendees in the premises herein conveyed.
The foregoing covenants shall run with the land.

      The herein described land is both benefitted and burdened by that certain Mutual Access Easement recorded on April 4, 1989, as instrument no. 89-59469 which also benefits and burdens the contiguous land which is the subject of a Grant Deed in favor of the Grantee herein recorded concurrently herewith. There are existing interests and possible future interests, including but not limited to security interests, in the subject properties which may be in a position to claim either the benefits, the burdens or both of said Mutual Access Easement. Therefore, to serve the interests of equity and justice, it is the actual and express intent of the Grantee herein, in accepting delivery of this deed, that its interest in the herein described land obtained by this deed shall not be and is not merged with its interest therein under and pursuant to said Mutual Access Easement, the two to remain separate and distinct estates.

      Dated:  December 22, 1995



                   [Signatures contained on following page.]

                   Signature Page to Partnership Grant Deed
                 from TCR Walnut Creek Limited Partnership to
                        Security Capital Pacific Trust


                                    TCR WALNUT CREEK LIMITED PARTNERSHIP

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership of TCR Walnut
                                          Creek Limited Partnership
                                          ("PWEP2"), General Partner

                                          By:   Second Equity Partners, Inc.,
                                                managing general partner of
                                                PWEP2

                                                By: Peter Sullivan
                                                    Peter Sullivan
                                                    Vice President


STATE OF MASSACHUSETTS)
                              ) ss.
COUNTY OF SUFFOLK)

      On December 22, 1995, before me, the undersigned, a Notary Public, personally appeared Peter Sullivan, as Vice President of Second Equity Partners, Inc., managing general partner of PaineWebber Equity Partners Two Limited
Partnership, a general partner of TCR Walnut Creek Limited Partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.

                             /S/ Linda Z. MacDonald
                                 Notary Public
                                 My commission expires: 11/12/99
[Notarial seal]


               [Signatures as to Grantor continue on next page.]

                                    By:   TCR #405 Treat II Limited
                                          Partnership, General Partner of TCR
                                          Walnut Creek Limited Partnership

                                          By: /s/ William W. Thompson
                                              William W. Thompson
                                              General Partner


STATE OF CALIFORNIA)
                   ) ss.
COUNTY OF MARIN    )

      On December 22, 1995, before me, the undersigned, a Notary Public, personally appeared William W. Thompson, as general partner of TCR #405 Treat II Limited Partnership, general partner of TCR Walnut Creek Limited Partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.

                               /S/ Colleen Dailey
                                    Notary Public
                                    My commission expires: 4/10/98

[Notarial seal]

                                   EXHIBIT A



      The land referred to in this document is described as follows:

      REAL PROPERTY in an unincorporated area, County of Contra Costa, State of California, described as follows:

      PARCEL ONE:

      Lot 1, as shown on Map of Subdivision 6955, filed June 13, 1988, Map Book 322, Page 47, Contra Costa County Records

      PARCEL TWO:

      A non-exclusive easement and right of way as an appurtenance to Parcel One above, as created by the "Mutual Access Easement" dated March 23, 1989 and recorded April 4, 1989 in Book 14979, Page 84, Official Records, by and between TCR Walnut Creek Limited Partnership and Liberty Walnut Creek Partners

      A.P. No.:   148-260-061

                                   EXHIBIT B


                                [Title Matters]

                   STATEMENT OF DOCUMENTARY TRANSFER TAX DUE
                 AND REQUEST THAT THE AMOUNT PAID NOT BE MADE
                       A PART OF THE PERMANENT RECORD IN
                       THE OFFICE OF THE COUNTY RECORDER

                     [Pursuant to Section 11932 R&T Code]

To:   Contra Costa County Registrar-Recorder

      Request is hereby made in accordance with the provisions of the Documentary Transfer Tax Act that this statement showing the amount of tax due not be recorded with the attached deed but be affixed to the deed after the recordation and before return as directed on the deed.

      The deed names:

            TCR Walnut Creek Limited Partnership, a Texas limited partnership, as Grantor

                                      and

            Security Capital Pacific Trust, a Maryland real estate investment trust, as Grantee

      The property described in the accompanying deed is located in the:

             City of Walnut Creek

      The amount of documentary transfer tax due on the attached deed is $2,655.95.

        X   Computed on Full Value of Property described, or

            Computed on Full Value Less Liens and Encumbrances remaining at time of transfer.

Dated:      December 22, 1995       ____________________________
                                          Signature of Party or Agent


                                          Chicago Title Company       _
                                    Firm Name

NOTE:       After the permanent record is made, this form will be affixed to the conveying document and returned with it.

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

David S. Mayer, Esquire
Mayer, Brown & Platt
350 South Grand Avenue - 25th Floor
Los Angeles, CA  90071

MAIL TAX STATEMENTS TO:

Security Capital Pacific Trust
7777 Market Center Avenue
El Paso, TX  79912
Attn:  Property Tax Department

Assessor's Parcel No.  [148-260-061-4]

                          PARTNERSHIP QUITCLAIM DEED

      The undersigned grantor declares:

      Documentary transfer tax is (amount of tax due is shown in a separate writing and is not for public record (R&T ss. 11932))

      ( X ) computed on full value of property conveyed, or

      (  )        computed on full value less value of liens and encumbrances remaining at time of sale.

      (  )        Unincorporated area ( x ) City of Walnut Creek

      FOR GOOD AND VALUABLE CONSIDERATION, receipt and adequacy of which is hereby acknowledged, TCR WALNUT CREEK LIMITED PARTNERSHIP, a Texas limited partnership ("Grantor"), hereby REMISES, RELEASES AND FOREVER QUITCLAIMS to SECURITY CAPITAL PACIFIC TRUST, a Maryland real estate investment trust ("Grantee"), whose address is 125 Lincoln Avenue, Santa Fe, New Mexico 87501, any and all of the Grantor's right, title and interest in and to the following described real property in the County of Contra Costa, State of California:

      That property specifically described in Exhibit A attached hereto and hereby incorporated, TOGETHER WITH all buildings, structures and other improvements located thereon and all accessions, benefits, tenements, hereditaments, appurtenances, privileges and other estates, rights and interests benefitting or relating thereto (collectively, the "Property").

      The foregoing conveyance is made without representation, warranty or covenant of any kind.

      The Grantee herein convenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through them, that there shall be no discrimination against, or segregation of, any persons or group of persons on account of race, color, creed, religion, sex, marital status, national origin, or ancestry, in the sale, lease, sublease, transfer, use occupancy, tenure or enjoyment of the premises herein conveyed, nor shall the Grantee itself or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees, or vendees in the premises herein conveyed.
The foregoing covenants shall run with the land.

      The herein described land may be both benefitted and burdened by that certain Mutual Access Easement recorded on April 4, 1989, as instrument no. 89-59469 which also benefits and burdens the contiguous land which is the subject of a Grant Deed in favor of the Grantee herein recorded concurrently herewith. There are existing interests and possible future interests, including but not limited to security interests, in the subject properties which may be in a position to claim either the benefits, the burdens or both of said Mutual Access Easement. Therefore, to serve the interests of equity and justice, it is the actual and express intent of the Grantee herein, in accepting delivery of this deed, that its interest in the herein described land obtained by this deed shall not be and is not merged with its interest therein under and pursuant to said Mutual Access Easement, the two to remain separate and distinct estates.

      Dated:  December 22, 1995


                   [Signatures contained on following page.]

                   Signature Page to Partnership Grant Deed
                 from TCR Walnut Creek Limited Partnership to
                        Security Capital Pacific Trust


                                    TCR WALNUT CREEK LIMITED PARTNERSHIP

                                    By:   PaineWebber Equity Partners Two
                                          Limited Partnership of TCR Walnut
                                          Creek Limited Partnership
                                          ("PWEP2"), General Partner

                                          By:   Second Equity Partners, Inc.,
                                                managing general partner of
                                                PWEP2

                                                By: /s/ Peter Sullivan
                                                    Peter Sullivan
                                                    Vice President


STATE OF MASSACHUSETTS)
                      ) ss.
COUNTY OF SUFFOLK     )

      On December 22, 1995, before me, the undersigned, a Notary Public, personally appeared Peter Sullivan, as Vice President of Second Equity Partners, Inc., managing general partner of PaineWebber Equity Partners Two Limited
Partnership, a general partner of TCR Walnut Creek Limited Partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.

                             /s/ Linda Z. MacDonald
                                 Notary Public
                                 My commission expires:11/12/99
[Notarial seal]


               [Signatures as to Grantor continue on next page.]

                                    By:   TCR #405 Treat II Limited
                                          Partnership, General Partner of TCR
                                          Walnut Creek Limited Partnership

                                          By: /s/ William W. Thompson
                                              William W. Thompson
                                              General Partner


STATE OF CALIFORNIA)
                   ) ss.
COUNTY OF MARIN    )

      On December 22, 1995, before me, the undersigned, a Notary Public, personally appeared William W. Thompson, as general partner of TCR #405 Treat II Limited Partnership, general partner of TCR Walnut Creek Limited Partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

      WITNESS my hand and official seal.

                               /s/ Colleen Dailey
                                    Notary Public
                                    My commission expires: 4/10/98

[Notarial seal]

                                   EXHIBIT A

                           LEGAL DESCRIPTION OF LAND
                          (Phase II of Treat Commons)

PARCEL ONE:

LOT 1, AS SHOWN ON THE MAP OF SUBDIVISION 6955 (TREAT COMMONS II), FILED JUNE 13, 1988, MAP BOOK 322, PAGE 47, CONTRA COSTA COUNTY RECORDS.

PARCEL TWO:

RIGHT OF WAY GRANTED IN THE DEED FROM PLEASANT HILL PARTNERS, A CALIFORNIA GENERAL PARTNERSHIP, TO TCR WALNUT CREEK LIMITED PARTNERSHIP, A TEXAS LIMITED PARTNERSHIP, DATED DECEMBER 28, 1987 AND RECORDED JANUARY 28, 1988, BOOK 14142, PAGE 227, OFFICIAL RECORDS, AS FOLLOWS:

"AN EASEMENT FOR INGRESS, EGRESS, UTILITY, SEWER AND STORM DRAINAGE PURPOSES OVER, UNDER AND ACROSS" THAT CERTAIN PARCEL OF LAND DESCRIBED AS FOLLOWS:

PORTION OF RANCHO LAS JUNTAS, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT MARKING THE SOUTHWEST CORNER OF THAT CERTAIN 8.39 ACRE TRACT OF LAND CONVEYED TO J.E. AKIN BY DEED RECORDED IN VOLUME 261 OF DEEDS, AT PAGE 28, IN THE OFFICE OF THE COUNTY RECORDER OF CONTRA COSTA COUNTY; THENCE, FROM SAID POINT OF BEGINNING ALONG THE NORTHERN LINE OF THAT CERTAIN PARCEL OF LAND CONVEYED TO C.O. BISSELL AND NELLIE A. BISSELL BY DEED RECORDED OCTOBER 17, 1916 IN BOOK 279 OF DEEDS, AT PAGE 101, NORTH 89(Degree) 34' 14" WEST (THE BEARINGS OF THIS DESCRIPTION BEING REFERENCED TO THE CALIFORNIA COORDINATE SYSTEM ZONE III) 46.29 FEET; THENCE, LEAVING SAID NORTHERN LINE, NORTH 32(Degree) 10' 18" WEST 395.01 FEET; THENCE, ALONG THE ARC OF A 400.00 FOOT RADIUS CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 12(Degree) 39' 11", AN ARC DISTANCE OF 88.34 FEET TO A POINT OF REVERSE CURVATURE; THENCE, ALONG THE ARC OF A 300.00 FOOT RADIUS CURVE TO THE LEFT THROUGH A CENTRAL ANGLE OF 12(Degree) 39' 11", AN ARC DISTANCE OF 66.25 FEET; THENCE, NORTH 32(Degree) 10' 18" WEST 269.52 FEET; THENCE ALONG THE ARC OF A 30.00 FOOT RADIUS CURVE TO THE LEFT THROUGH A CENTRAL ANGLE OF 41(Degree) 46' 08", AN ARC DISTANCE OF 21.87 FEET TO THE SOUTHEASTERN LINE OF THE "LAS JUNTAS ROAD WIDENING" AS SHOWN ON THE MAP OF SUBDIVISION 6982, CONTRA COSTA COUNTY; THENCE, ALONG SAID LINE, NORTH 57(Degree) 52' 11" EAST 29.62 FEET TO THE SOUTHWESTERN LINE OF SAID AKIN PARCEL (261 D 28); THENCE, ALONG SAID SOUTHWESTERN LINE, SOUTH 32(Degree) 10' 18" EAST 862.78 FEET TO THE POINT OF BEGINNING.

PARCEL THREE:

RIGHTS CONVEYED IN THAT CERTAIN MUTUAL ACCESS EASEMENT AGREEMENT, EXECUTED BY AND BETWEEN TCR WALNUT CREEK LIMITED PARTNERSHIP, A TEXAS LIMITED PARTNERSHIP, AND LIBERTY WALNUT CREEK PARTNERS, A MASSACHUSETTS GENERAL PARTNERSHIP, DATED MARCH 23, 1989 AND RECORDED APRIL 4, 1989, BOOK 14979, PAGE 84, OFFICIAL RECORDS, AS FOLLOWS:

"A PRIVATE EASEMENT AND RIGHT-OF-WAY FOR THE PERPETUAL NON-EXCLUSIVE RIGHT OF INGRESS AND EGRESS FOR PEDESTRIAN AND VEHICULAR TRAFFIC OVER, ALONG AND ACROSS SUCH PORTION OF THE SECOND TRACT AS IS PAVED FROM TIME TO TIME FOR VEHICULAR TRAFFIC AND, TO THE EXTENT OF PEDESTRIAN TRAFFIC, WALKWAYS (THE 'SECOND TRACT EASEMENT AREA'), TO HAVE AND TO HOLD SAME FOR THE NON-EXCLUSIVE USES, BENEFITS AND PURPOSES HEREIN SET FORTH."

                   STATEMENT OF DOCUMENTARY TRANSFER TAX DUE
                 AND REQUEST THAT THE AMOUNT PAID NOT BE MADE
                       A PART OF THE PERMANENT RECORD IN
                       THE OFFICE OF THE COUNTY RECORDER

                     [Pursuant to Section 11932 R&T Code]

To:   Contra Costa county Registrar-Recorder

      Request is hereby made in accordance with the provisions of the Documentary Transfer Tax Act that this statement showing the amount of tax due not be recorded with the attached deed but be affixed to the deed after the recordation and before return as directed on the deed.

      The deed names:

            TCR Walnut Creek Limited Partnership, a Texas limited partnership, as Grantor

                                      and

            Security Capital Pacific Trust, a Maryland real estate investment trust, as Grantee

      The property described in the accompanying deed is located in the:

            City of Walnut Creek

      The amount of documentary transfer tax due on the attached deed is $----------------------.

        X   Computed on Full Value of Property described, or

            Computed on Full Value Less Liens and Encumbrances remaining at time of transfer.

Dated:      December 22, 1995       ____________________________
                                          Signature of Party or Agent


                                          Chicago Title Company       _
                                    Firm Name

NOTE:       After the permanent record is made, this form will be affixed to the conveying document and returned with it.